UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MERRIMACK PHARMACEUTICALS, INC.

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MERRIMACK PHARMACEUTICALS, INC.

One Broadway, 14th Floor

Cambridge, MA 02142

[_____], 2024

Dear Merrimack Pharmaceuticals, Inc. Stockholder:

You are cordially invited to a Special Meeting of Stockholders of Merrimack Pharmaceuticals, Inc. (the “Company”) on [______________], beginning at 10:00 a.m., Eastern time, via the Internet at a virtual web conference at [_____________]. The enclosed Notice of Special Meeting of Stockholders sets forth the proposals that will be presented at the meeting, which are described in more detail in the enclosed proxy statement. In order to allow for a distribution to our stockholders following the anticipated receipt of the $225 million milestone payment from Ipsen Pharmaceuticals in March 2024, we are proposing to dissolve the Company. If stockholders approve the proposal, we expect to thereafter make a liquidating distribution to our stockholders, and establish a liquidating trust for any future milestone payments we may receive. Our Board of Directors recommends that you vote “FOR” Proposal 1 (approval of the dissolution pursuant to the plan of dissolution) and “FOR” Proposal 2 (approval of the adjournment in the event that there are insufficient shares present or by proxy voting in favor of the foregoing proposal).

This Special Meeting will be held solely in a virtual format, which will be conducted via a live video webcast and online stockholder tools. We are using the virtual format to facilitate stockholder attendance and participation by enabling stockholders to participate fully and equally from any location around the world, at no cost. However, you will bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies. A virtual Special Meeting makes it possible for more stockholders (regardless of size, resources or physical location) to have direct access to information more quickly, while saving the Company and our stockholders time and money. We also believe that the online tools we have selected will increase stockholder communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Special Meeting so they can ask questions of our Board of Directors or management. During the live Q&A session of the Special Meeting, we may answer questions as they come in and address those asked in advance, to the extent relevant to the business of the Special Meeting and as time permits.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the special meeting online, please vote as soon as possible. Voting by proxy will ensure your representation at the virtual meeting if you do not attend online. Please review the instructions on the proxy card regarding your voting options. You may vote prior to the Special Meeting by any of the following methods:

Internet	Telephone	Mail

Visit the Web site noted on your proxy card or voting instruction form to vote via the Internet	Use the toll-free telephone number on your proxy card or voting instruction form to vote by telephone	Sign, date and return your proxy card or voting instruction form in the enclosed envelope to vote by mail

Very truly yours,

/s/ Gary L. Crocker

Gary L. Crocker

President and Chairman of the Board

MERRIMACK PHARMACEUTICALS, INC.

One Broadway, 14th Floor

Cambridge, MA 02142

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

to be held on [______________]

The Special Meeting of Stockholders (the “Special Meeting”) of Merrimack Pharmaceuticals, Inc., a Delaware corporation (“Merrimack” or the “Company”), will be held on [_____________], at 10:00 a.m., Eastern time, via the Internet at a virtual web conference at [________________], to consider and act upon the following matters:

1.

To approve the liquidation and dissolution of the Company and the Plan of Liquidation and Dissolution (the “Plan of Dissolution”), which, if approved, will authorize the Company and the Board of Directors to liquidate and dissolve the Company (the “Dissolution”) in accordance with the Plan of Dissolution (the “Dissolution Proposal”); and;

2.

To approve one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Dissolution Proposal or in the absence of a quorum.

For the convenience of our stockholders, we have determined that the Special Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. At our virtual Special Meeting, stockholders will be able to attend, vote and submit questions by visiting [________________]. If you are a registered stockholder, you do not need to register to attend the Special Meeting virtually on the Internet. Please follow the instructions on the Notice of Special Meeting of Stockholders (the “Notice”) or proxy card that you received. If you hold shares through an intermediary, such as a bank or broker, you must register in advance to attend the Special Meeting virtually. In order to register in advance you must submit proof of your proxy reflecting your ability to vote shares of Merrimack Pharmaceuticals, Inc. along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern time on [________]. Requests for registration should be directed to Computershare at the following:

By email: Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail: Computershare

Merrimack Pharmaceuticals, Inc. Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and will also permit you to submit questions. Please be sure to follow instructions found on your Notice, proxy card and/or voting instruction form and subsequent instructions that will be delivered to you via email. Further information about how to attend the Special Meeting online, vote your shares online during the meeting and submit questions during the meeting is included in the accompanying proxy statement.

Your vote is important. Whether or not you expect to be virtually present, please sign, date and return the enclosed proxy card in the pre-addressed envelope provided for that purpose as promptly as possible. No postage is required if mailed in the United States. In addition to mailing in your proxy card, you may submit a proxy over the Internet or by telephone. The instructions for submitting a proxy over the Internet or by telephone are provided on your proxy card.

Stockholders of record at the close of business on [____], 2024 will be entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. This Notice, the accompanying proxy statement and a form of proxy card are being mailed beginning on or about [_____], 2024 to all stockholders entitled to vote at the Special Meeting.

A complete list of registered stockholders will be available to stockholders of record during the Special Meeting for examination using the unique link provided via email following the completion of registration.

The virtual meeting is fully supported across browsers and devices running the most up-to-date version of applicable software and plug-ins. We encourage you to access the meeting prior to the 10:00 a.m. start time. For further assistance should you need it you may call 1-888-724-2416.

By Order of the Board of Directors,

/s/ Gary L. Crocker

Gary L. Crocker

President and Chairman of the Board of Directors

Cambridge, Massachusetts

[____], 2024

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING ONLINE, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO HELP ENSURE REPRESENTATION OF YOUR SHARES AT THE SPECIAL MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. ALTERNATIVELY, YOU MAY SUBMIT YOUR PROXY OVER THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD.

FURTHER INFORMATION ABOUT HOW TO ATTEND THE SPECIAL MEETING ONLINE, VOTE YOUR SHARES ONLINE DURING THE MEETING AND SUBMIT QUESTIONS DURING THE MEETING IS INCLUDED IN THE ACCOMPANYING PROXY STATEMENT.

Appendix A: Plan of Liquidation and Dissolution

Appendix B: Sections 275 through 283 of the Delaware General Corporation Law

Proxy Card

MERRIMACK PHARMACEUTICALS, INC.

One Broadway, 14th Floor

Cambridge, MA 02142

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [_______], 2024

Information About the Special Meeting

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board of Directors” or the “Board”) of Merrimack Pharmaceuticals, Inc. (“Merrimack,” the “Company,” “we” or “us”) for use at the Special Meeting of Stockholders (the “Special Meeting”) to be held on [_________], at 10:00 a.m., Eastern time, via the Internet at a virtual web conference at [_________________], and at any adjournment or postponement thereof. On [____], 2024, the record date for the determination of stockholders entitled to vote at the Special Meeting, there were outstanding and entitled to vote an aggregate of [____] shares of our common stock, $0.01 par value per share (“Common Stock”). Each share of Common Stock entitles the record holder thereof to one vote on each of the matters to be voted on at the Special Meeting.

For the convenience of our stockholders, the Special Meeting will be a virtual meeting of stockholders where stockholders will participate by accessing a website using the Internet. There will not be a physical meeting location. We believe that hosting a virtual meeting will facilitate stockholder attendance and participation at the Special Meeting by enabling stockholders to participate remotely from any location around the world. We have designed the virtual Special Meeting to provide the same rights and opportunities to participate as stockholders would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform.

We will host the Special Meeting live online via webcast. You may attend the Special Meeting live online by visiting [_________________].

If you are a registered stockholder, you do not need to register to attend the Special Meeting virtually on the Internet. Please follow the instructions on the Notice of Special Meeting of Stockholders (the “Notice”) or proxy card that you received. If you hold shares through an intermediary, such as a bank or broker, you must register in advance to attend the Special Meeting virtually. In order to register in advance you must submit proof of your proxy reflecting your ability to vote shares of Merrimack Pharmaceuticals, Inc. along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern time on [________]. Requests for registration should be directed to Computershare at the following:

By email: Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail: Computershare

Merrimack Pharmaceuticals, Inc. Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting. Please be sure to follow instructions found on your Notice, proxy card and/or voting instruction form and subsequent instructions that will be delivered to you via email.

The webcast will start at 10:00 a.m., Eastern time, on [_______]. Instructions on how to attend and participate in the meeting online will be sent to you via email, upon completing your registration.

We will have technicians standing by and ready to assist you with any technical difficulties you may have accessing the virtual meeting starting at 10:00 a.m., Eastern time, on [__________]. If you encounter any difficulties accessing the virtual meeting during registration or at the time of the virtual meeting, please contact technical support by following the instructions provided to you upon registration for the Special Meeting.

If you wish to submit a question on the day of the Special Meeting, beginning at 9:45 a.m., Eastern time, on [__________], you may log into, and ask a question on, the virtual meeting platform using the unique link provided to you via email following the completion of your registration, and follow the instructions there. Our virtual meeting will be governed by our rules of conduct and procedures which will be posted at www.edocumentview.com/MACK in advance of the meeting. The rules of conduct and procedures will address the ability of stockholders to ask questions during the meeting, including rules on permissible topics, and rules for how questions and comments will be recognized and disclosed to meeting participants.

This proxy statement, the enclosed proxy card and our annual report on Form 10-K for the fiscal year ending December 31, 2023 are being mailed beginning on or about [_____], 2024 to all stockholders entitled to vote at the Special Meeting. A complete list of registered stockholders will be available to stockholders of record during the Special Meeting for examination using the unique link provided via email following the completion of registration.

Your vote is important no matter how many shares you own. Please take the time to vote. Take a moment to read the instructions below. Choose the way to vote that is easiest and most convenient for you, and cast your vote as soon as possible.

Important Information About Voting

If you are the “record holder” of your shares, meaning that you own your shares in your own name and not through a bank, broker or other nominee, you may cause your shares to be voted in one of the following ways:

(1)

By submitting a proxy card, simply complete, sign and date the accompanying proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

(2)

By submitting a proxy card over the Internet, follow the “Vote by Internet” instructions on the accompanying proxy card. If you submit your proxy over the Internet, you do not need to complete and mail your proxy card or vote your proxy by telephone.

(3)

By submitting a proxy by telephone, follow the “Vote by Phone” instructions on the accompanying proxy card. If you submit your proxy by telephone, you do not need to complete and mail your proxy card or vote your proxy over the Internet.

(4)

In order to attend the Special Meeting online and vote online during the Special Meeting, you must be a registered holder or register in advance by submitting proof of your proxy reflecting your ability to vote shares of Merrimack Pharmaceuticals, Inc. along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern time on [___________]. Requests for registration should be directed to Computershare at the following:

By email: Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail: Computershare

Merrimack Pharmaceuticals, Inc. Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

You may vote your shares online while virtually attending the Special Meeting by following instructions found on your Notice, proxy card and/or voting instruction form and subsequent instructions that will be delivered to you via email. If you submit your proxy prior to the Special Meeting and choose to attend the Special Meeting online, there is no need to vote again during the Special Meeting unless you wish to change your vote.

All proxies that are executed or are otherwise submitted over the Internet or by telephone will be voted on the matters set forth in the accompanying Notice in accordance with the stockholders’ instructions. However, if no choice is specified on an executed or otherwise submitted proxy card as to one or more of the proposals, the proxy will be voted in accordance with our Board of Directors’ recommendations on such proposals as set forth in this proxy statement.

If you receive multiple proxy statements or proxy cards, your shares are likely registered differently or are in more than one account, such as individually and also jointly with your spouse. Please ensure your shares are voted by completing and submitting each and every proxy card or voting instruction form you receive.

After you have submitted a proxy, you may still change your vote and revoke your proxy prior to the Special Meeting by doing any one of the following things:

•	signing another proxy card with a later date and arranging for delivery of that proxy card by mail prior to the start of the Special Meeting;

•	submitting a later proxy over the Internet or by telephone prior to the start of the Special Meeting;

•	giving our Corporate Secretary written notice before the Special Meeting that you want to revoke your proxy; or

•	voting online while attending the virtual Special Meeting.

Your attendance at the virtual Special Meeting alone will not revoke your proxy.

If the shares you own are held in “street name” by a bank, broker or other nominee record holder, which, for convenience, we collectively refer to in this proxy statement as brokerage firms, your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order for your shares to be voted, you will need to follow the directions your brokerage firm provides you. Many brokerage firms also offer the option of providing for voting instructions over the Internet or by telephone, directions for which, if available, would be provided by your brokerage firm on the voting instruction form that it delivers to you. Under applicable stock exchange rules, if you do not give instructions to your brokerage firm subject to these rules, it will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to certain “non-discretionary” items. The approval of the dissolution pursuant to the plan of dissolution (Proposal 1) and the approval of the adjournment of the Special Meeting in order to solicit additional proxies (Proposal 2) are each “non-discretionary” items, meaning that if you do not instruct your brokerage firm on how to vote with respect to any of these proposals, your brokerage firm will not vote with respect to that proposal and your shares will be counted as “broker non-votes.” “Broker non-votes” are shares that are held in “street name” by a brokerage firm that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter. Please instruct your brokerage firm how to vote your shares using the voting instruction form provided by your brokerage firm or following any instructions provided by your brokerage firm for submitting a proxy for your shares over the Internet or telephonically, if available. You must request a legal proxy from your bank, broker or other nominee record holder in order to vote during the Special Meeting. In addition, you will need your control number included on your Notice, proxy card or voting instruction form in order to demonstrate proof of beneficial ownership and to be able to vote during the Special Meeting. Instructions on how to attend and participate online, including how to demonstrate proof of stock ownership, are posted at [__________________].

If you are a stockholder that owned stock in “street name” as of the record date ([___], 2024), you may virtually attend the Special Meeting and, assuming you have received a legal proxy from your brokerage firm, vote your shares online while attending the meeting with your control number included on your voting instruction form and following the link included on your voting instruction form.

Votes Required

The holders of a majority in voting power of the shares of our Common Stock issued and outstanding and entitled to vote at the Special Meeting will constitute a quorum for the transaction of business at the Special Meeting. Shares of Common Stock represented in person or by proxy (including “broker non-votes” (if any) and shares that abstain or vote with respect to one or more but less than all of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Special Meeting. Shares present virtually during the Special Meeting will be considered shares of Common Stock represented in person at the meeting. The following votes are required for approval of the proposals being presented at the Special Meeting:

Proposal 1: Approval of the Dissolution Pursuant to the Plan of Dissolution. The affirmative vote of the holders of shares of Common Stock representing a majority of the outstanding shares of Common Stock entitled to vote at the close of business on [________, 2024] is required for the approval of the Dissolution pursuant to the Plan of Dissolution.

Proposal 2: Approval of the Adjournment of the Special Meeting in Order to Solicit Additional Proxies. The affirmative vote of the holders of shares of Common Stock having a majority in voting power of the votes cast by the holders of all shares of Common Stock present or represented by proxy at the Special Meeting and voting affirmatively or negatively thereon is required for the approval of the adjournment of the Special Meeting.

Shares that abstain from voting as to a particular matter on properly executed proxy cards and shares held in “street name” by brokerage firms who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be counted as cast votes in favor of such matter. Accordingly, abstentions and broker non-votes will have the same effect as votes cast against Proposal 1 and will have no effect, on the voting on Proposal 2 referenced above.

Q & A Regarding Dissolution

Q. WHY DID THE COMPANY APPROVE THE DISSOLUTION PURSUANT TO THE PLAN OF DISSOLUTION?

A. After considering at length the potential strategic alternatives available to the Company, including an evaluation to identify any remaining strategic alternatives and transactions involving the Company as a whole, such as a merger, reverse merger, asset sale, strategic partnership or other business combination transaction, that would have a reasonable likelihood of providing value to our stockholders in excess of the amount the stockholders would receive in a liquidation, and no such alternatives have been identified, and considering the cost to the shareholders of maintaining the Company as a public company, the Board unanimously determined that effecting the Dissolution pursuant to the Plan of Dissolution is in the best interests of the Company and our stockholders to allow us to distribute the sums available for distribution after receipt of the $225 million milestone payment from Ipsen Pharmaceuticals, Inc. See “Proposal 1: Approval of the Dissolution Pursuant to the Plan of Dissolution” for further information.

Q. WHAT WILL HAPPEN IF THE DISSOLUTION PROPOSAL IS APPROVED BY STOCKHOLDERS?

A. If the Dissolution Proposal is approved by our stockholders, we plan to effect the Dissolution pursuant to the Plan of Dissolution and file a Certificate of Dissolution with the Delaware Secretary of State dissolving the Company. Pursuant to Delaware law, we will continue to exist for three years after our dissolution or for such longer period as the Delaware Court of Chancery shall direct, or as may be required to resolve any pending litigation matters, for the purpose of prosecuting and defending suits against us and enabling us gradually to close our business, to dispose of our property, to discharge our liabilities and to distribute any remaining assets to stockholders. See “Proposal 1: Approval of the Dissolution Pursuant to the Plan of Dissolution” for further information.

HOW MANY VOTES ARE NEEDED TO APPROVE EACH PROPOSAL?

The following sets forth the votes that are required to approve each of the proposals, and the impact of abstentions and broker non-votes:

Proposal Number	Subject	Vote Required	Impact of Abstentions and Broker Non-Votes, if any
1.	Approval of the Dissolution and the Plan of Dissolution	The holders of a majority of the outstanding shares of Common Stock entitled to vote must vote FOR to approve the proposal.	Abstentions will have the same effect as votes cast AGAINST the proposal. Broker non-votes will have the same effect as votes cast AGAINST the proposal.

2.	Approval of one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Dissolution Proposal.	The holders of shares having a majority in voting power of the votes cast by the holders of all of the shares of Common Stock present or represented by proxy at the meeting and voting affirmatively or negatively on the proposal must vote FOR to approve the proposal.	Abstentions and Broker non-votes will not affect the outcome of the vote.

Q. WHAT WILL HAPPEN IF THE DISSOLUTION PROPOSAL IS NOT APPROVED BY STOCKHOLDERS?

A. If the Stockholders vote against the Dissolution Proposal or fail to vote and the Dissolution Proposal is not approved, the Board will continue to explore what, if any, alternatives are available for our future in light of its discontinued business activities, including the possibility of seeking voluntary dissolution at a later time, but there would be no assurance that any of these alternatives would result in greater stockholder value than the proposed liquidation and dissolution of the Company. See Proposal 1: Approval of the Dissolution Pursuant to the Plan of Dissolution” and “Risk Factors Related to the Dissolution Proposal” for further information.

Q. WHAT WILL HAPPEN TO OUR COMMON STOCK IF THE CERTIFICATE OF DISSOLUTION IS FILED WITH THE SECRETARY OF STATE OF DELAWARE?

A. If the Certificate of Dissolution is filed with the Delaware Secretary of State, from and after the effective time of the dissolution, and subject to applicable law, each holder of shares of the Company’s Common Stock shall cease to have any rights in respect of that stock, except the right to receive distributions, if any, pursuant to and in accordance with the Plan of Dissolution and the Delaware General Corporation Law (the “DGCL”). After the effective time of the dissolution, our stock transfer records shall be closed, and we will not record or recognize any transfer of the Company’s Common Stock occurring after the effective time of the dissolution, except, in our sole discretion, such transfers occurring by will, intestate succession or operation of law as to which we have received adequate written notice. Under the DGCL, no stockholder shall have any appraisal rights in connection with the Dissolution.

We expect to file the Certificate of Dissolution with the Secretary of State of the State of Delaware and for the Dissolution to become effective as soon as reasonably practicable after the Dissolution is approved by our stockholders; however, the decision of whether or not to proceed with the Dissolution will be made by the Board in its sole discretion. We intend to provide advance notice to our stockholders prior to the closing of our stock transfer records.

WHAT IS THE DEADLINE TO SUBMIT A PROPOSAL FOR INCLUSION IN THE PROXY MATERIALS FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS?

We do not intend to hold future annual meetings of stockholders, including the 2024 Annual Meeting of Stockholders, if the Plan of Dissolution is approved.

Recommendations of the Board of Directors

Our Board unanimously recommends that you vote your shares in accordance with the instructions on the proxy card as follows:

•	“FOR” the Dissolution Proposal as set forth in this proxy statement; and

“FOR” the approval of the adjournment of the Special Meeting in order to solicit additional proxies.

Important Notice Regarding the Availability of Proxy Materials for

the Special Meeting of Stockholders to Be Held on [__________]:

This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are available at

[____________] for viewing, downloading and printing.

A copy of our Annual Report on Form 10-K for the year ended December 31, 2023 as filed with the Securities and Exchange Commission, or SEC, except for exhibits, will be furnished without charge to any stockholder upon written or oral request to Merrimack Pharmaceuticals, Inc., One Broadway, 14th Floor, Cambridge, MA 02142, Attention: Corporate Secretary, Telephone: (617) 720-8606, Email: info@merrimack.com.

FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements contained in this proxy statement other than statements of historical fact, including statements relating to future financial, business, conditions, plans, prospects, impacts, shifts, trends, progress, or strategies and other such matters, including without limitation, the proposed Dissolution pursuant to the Plan of Dissolution, the timing of filing of the Certificate of Dissolution, the timing of holding the Special Meeting to approve the Dissolution and the Plan of Dissolution, the amount and timing of liquidating distributions, if any, to our stockholders, the amount of reserves, the plans and expectations related to the delisting from Nasdaq and deregistration under the Exchange Act, the plans and expectations related to employees, consultants and other parties necessary to effect the Dissolution, beliefs about our financial condition, all statements regarding the tax and accounting consequences of the transactions contemplated by the Dissolution and similar statements are forward-looking statements. The words “may,” “could,” “should,” “might,” “timely,” “promptly,” “suspend,” “stay,” “expeditiously,” “quickly,” “approve,” “dissolution,” “show,” “maximize,” “advise,” “continue,” “additional,” “range,” “announce,” “anticipate,” “reflect,” “believe,” “estimate,” “expect,” “intend,” “plan,” “file,” “make,” “attempt,” “distribute,” “discontinue,” “dissolve,” “wind down,” “best interests,” “predict,” “potential,” “will,” “evaluate,” “provide,” and similar expressions and their variants, are intended to identify forward-looking statements. Such statements are based on management’s current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors.

We caution that these forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time, often quickly, and in unanticipated ways. Important factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include the availability, timing and amount of liquidating distributions being different than expected; the amounts that will need to be set aside as reserves by the Company being higher or lower than anticipated; the possible inadequacy of such reserves to satisfy our obligations; potential unknown and/or future contingencies or liabilities, including but not limited to stockholder or other litigation, and our potential inability to favorably resolve them or at all; the amount of proceeds that might be realized from the sale or other disposition of any of our remaining assets and intellectual property; the application of, and any changes in, applicable tax and other laws, regulations, administrative practices, principles and interpretations; the incurrence by the Company of expenses relating to the Dissolution being different than estimated; the ability of the Board to abandon, modify or delay implementation of the Dissolution, even after stockholder approval; failure of our stockholders to approve the proposed Plan of Dissolution; our ability to settle, make reasonable provision for or otherwise resolve our liabilities and obligations, including the establishment of an adequate reserve; Nasdaq delisting; and the uncertain macroeconomic and political environment.

Further information on the factors and risks that could cause actual results to differ from any forward-looking statements are contained in our filings with the Securities and Exchange Commission (the “SEC”), which are available at https://www.sec.gov (or at https://www.merrimack.com). Readers are cautioned that these forward-looking statements and other statements contained in this proxy statement regarding matters that are not historical facts are only estimates or predictions and should not place undue reliance upon the forward-looking statements, which speak only as of the date of this proxy statement. We specifically disclaim any duty or obligation to update forward-looking statements.

MATTERS TO BE VOTED ON

Proposal 1: Approval of the Dissolution Pursuant to the Plan of Dissolution

General

The Company expects to receive a $225 million milestone payment (the “Ipsen mPDAC Milestone Payment”) from Ipsen following the receipt of approval from the U.S. Food and Drug Administration (“FDA”) on February 13, 2024 of ONIVYDE® for first-line treatment of metastatic pancreatic ductal adenocarcinoma (“mPDAC”). The Ipsen mPDAC Milestone Payment is payable to the Company on or before March 29, 2024 in accordance with the provisions of the Asset Purchase and Sale Agreement, dated as of January 7, 2017, by and between the Company and Ipsen S.A. (the “Ipsen APA”) (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on January 9, 2017) which was ratified by the Company’s stockholders at a Special Meeting of the Company’s stockholders held on March 30, 2017.

Contingent upon the expected receipt of the Ipsen mPDAC Milestone Payment, our Board has approved and proposes that the stockholders also approve the liquidation and dissolution of the Company. In connection with the Dissolution, our Board intends to make one or more liquidating distributions of all remaining cash to our stockholders. This distribution will be net of expenses, including interest payable to the federal government pursuant to Internal Revenue Code Section 453A and state governments pursuant to similar state tax provisions, taxes payable by the Company arising from the Ipsen mPDAC Milestone Payment, and paying or reasonably providing for the payment of all other claims and obligations of the Company pursuant to the Plan of Dissolution. In furtherance of these efforts, the Board is presenting the Dissolution Proposal for approval by the Company’s stockholders. We intend to distribute these funds after filing the certificate of dissolution, with the expectation that the initial payment will be distributed to stockholder by the end of June 2024, if not earlier.

We cannot predict with certainty the amount of liquidating distributions to our stockholders. Based on the information currently available to us, we estimate that the aggregate amount ultimately distributed to stockholders will be in the range of between approximately $[____] and $[____] per share. The estimated distributions are based on, among other things, the fact that, as of [__________], we had approximately $[___] million in cash, cash equivalents and marketable securities, and take into account ongoing financial obligations and other known expenses. The estimated distributions represent our estimate of the amount to be distributed to stockholders during the liquidation, but do not represent the minimum or maximum distribution amount. Total actual distributions, if any, could be higher or lower, or there may not be any liquidating distributions at all. It is possible that any distribution could be followed in the future by other distributions, if it is determined that any reserved amounts no longer need to be reserved.

At the Special Meeting, the stockholders will be asked to consider and vote upon the proposal to approve the voluntary liquidation and dissolution of the Company, pursuant to a Plan of Liquidation and Dissolution in the form attached as Appendix A, which was unanimously approved and adopted by the Board on February __, 2024, subject to stockholder approval. The Board also unanimously recommended that our stockholders approve the Plan of Dissolution. Delaware law provides that a corporation may dissolve upon the recommendation of its board of directors, followed by the approval of its stockholders. At the Special Meeting, you will be asked to consider and vote upon the Dissolution Proposal for approval of the Dissolution pursuant to the Plan of Dissolution. We encourage you to read the Plan of Dissolution in its entirety.

Overview

If the Dissolution Proposal is approved by our stockholders, we will effect the Dissolution pursuant to the Plan of Dissolution and file a Certificate of Dissolution with the Delaware Secretary of State to dissolve the Company. Pursuant to Delaware law, we will continue to exist for three years after the Certificate of Dissolution is filed or for such longer period as the Delaware Court of Chancery shall direct, or as may be required to resolve any pending litigation matters, for the purpose of prosecuting and defending suits against us and enabling us gradually to close our business, to dispose of our property, to discharge our liabilities and to distribute any remaining assets to stockholders, but not for the purpose of continuing the business for which the Company was organized. Any action, suit or proceeding begun by or against the Company before or during this survival period does not abate by reason of the dissolution, and for the purpose of any such action, suit or proceeding, the Company will continue beyond the three-year period until any related judgments, orders or decrees are fully executed, without the necessity for any special direction by the Delaware Court of Chancery.

We intend to discontinue recording transfers of shares of the Common Stock on the effective date of the Certificate of Dissolution, which date is referred to as the “Final Record Date,” and thereafter certificates representing shares of the Common Stock will not be assignable or transferable on our books except by will, intestate succession or operation of law. After the Final Record Date and as a result of the closing of the stock transfer books, any distributions made by us will be made to the same stockholders who held shares of record as of the close of business on the Final Record Date, except as may be necessary to reflect subsequent transfers recorded on our books as a result of any assignments by will, intestate succession or operation of law.

Summary of the Dissolution Pursuant to the Plan of Dissolution

The Plan of Dissolution contemplates that the Company will be dissolved under the default dissolution procedures set forth in Section 281(b) of the DGCL, but also provides the Board with the flexibility to dissolve the Company using the “safe harbor” procedures of Sections 280 and 281(a) of the DGCL if it determines that doing so would be in the best interests of the Company and its stockholders. The following summary assumes that the Company will be dissolved under the default method of Section 281(b) of the DGCL.

In connection with the Dissolution, we are required by Delaware law to (i) pay or make reasonable provision for payment of all claims, liabilities and obligations, including paying or making reasonable provision for the payment of all contingent, conditional or unmatured contractual claims known to the Company, (ii) make such provision as will be reasonably likely to be sufficient to provide compensation for any claim against the Company which is the subject of a pending action, suit or proceeding to which the Company is a party, and (iii) make such provision as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the Company or that have not arisen but that, based on facts known to the Company, are likely to arise or become known to the Company within 10 years after the date of dissolution. After filing a Certificate of Dissolution with the Delaware Secretary of State, we shall not engage in any business activities except for the purpose of winding up and liquidating our business and affairs, which include, but are not limited to:

•	discharging or making provision for discharging our liabilities;

•	withdrawing from all jurisdictions in which we are qualified to do business;

•	distributing our remaining property among our stockholders according to their interests; and

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prosecuting and defending suits, whether civil, criminal or administrative by or against us, and doing every other act necessary to wind up and liquidate our business and affairs, but not for the purpose of continuing the business for which we are organized.

Subject to the requirements of the DGCL and our Plan of Dissolution, as further described below, we will use our existing cash to pay for our winding up procedures, including without limitation:

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income, corporate and other taxes payable by the Company, including interest payable to the federal government pursuant to Internal Revenue Code Section 453A and state governments pursuant to similar state tax provisions and certain federal and state income taxes arising out of the receipt of the Ipsen mPDAC Milestone Payment;

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the costs associated with our Dissolution and winding up over the survival period, which costs may include, among others, expenses necessary for the implementation and administration of our Plan of Dissolution and fees and other amounts payable to professional advisors (including legal counsel, financial advisors and others) and to consultants and others assisting us with our Dissolution;

•	any claims by others against us that we do not reject as part of the dissolution process, including any settlements or judgments;

•	any amounts owed by us under contracts with third parties and any sums due and payable for purchasing a “tail” policy of insurance coverage for the Company and for its officers and directors;

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the funding of any cash reserves or other security we are required to establish, or deem appropriate to establish, to pay for asserted claims and possible future claims, as further described below; and

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solely to the extent remaining after provision for the above-described payments, liquidating distributions to be made to our stockholders, which distributions, if any, may be made from time to time as available and in accordance with the DGCL procedures described below.

Delaware law and the Plan of Dissolution provide that, following the approval of the Dissolution and Plan of Dissolution by our stockholders, the Board may take such actions as it deems necessary in furtherance of the dissolution of the Company and the winding up of our operations and affairs.

We will pay all of our expenses (including operating and wind-up expenses to be incurred throughout the dissolution and wind-up process) and other known, non-contingent liabilities through the time at which we expect the distributions would be made. Following the filing of the Certificate of Dissolution, while we complete the wind-up and collect any subsequent payments due to us from Ipsen, we may owe additional legal and accounting fees.

We cannot predict with certainty the amount of liquidating distributions to our stockholders. Based on the information currently available to us, we estimate that the aggregate amount ultimately distributed to stockholders will be in the range of between approximately $[____] and $[____] per share. The estimated distributions are based on, among other things, the fact that, as of [__________], we had approximately $[___] million in cash, cash equivalents and marketable securities and take into account severance obligations and other known expenses. The estimated distributions represent our estimate of the amount to be distributed to stockholders during the liquidation, but do not represent the minimum or maximum distribution amount. Total actual distributions, if any, could be higher or lower, or there may not be any liquidating distributions at all. It is possible that any distribution could be followed in the future by distributions, if it is determined that any reserved amounts no longer need to be reserved.

To the extent permitted by Delaware law, we intend to make liquidating distributions from time to time following the effective date of the filing of the Certificate of Dissolution. However, we are unable to predict the precise amount or timing of any liquidating distributions (or whether any liquidating distributions will occur at all), as many of the factors influencing the amount of cash distributed to our stockholders in liquidating distribution(s) and/or the timing of such distributions cannot be currently quantified with certainty and are subject to change. The actual amounts and timing of any liquidating distributions may vary substantially, depending on, among other things, the actual operating expenses we incur during the dissolution and wind-up process, our ability to successfully defend, resolve and/or settle any litigation matters that may arise (and the timing of any such successful defense, resolution or settlement), whether we become subject to additional liabilities or claims (and the speed with which we are able to defend, resolve or discharge any such liabilities or claims), whether we incur unexpected or greater than expected losses with respect to presently unknown, and contingent and/or conditional liabilities. Accordingly, our stockholders will not know the amount of any liquidating distributions that they may receive as a result of the Plan of Dissolution when they vote on the proposal to approve the Plan of Dissolution; they may receive substantially less than the amount we currently estimate or that they otherwise expect to receive. See the section of this proxy statement captioned “Special Note Regarding Forward-Looking Statements” and “Risk Factors Related to the Dissolution Proposal.”

Any liquidating distributions from us made after the Final Record Date will be made to stockholders who held shares of Common Stock as of the Final Record Date, except as may be necessary to reflect subsequent transfers recorded on our books as a result of any assignments by will, intestate success or operation of law. Under the Plan of Dissolution, any such distributions to stockholders will be deemed to be in complete redemption and cancellation of all of the outstanding shares of our Common Stock as of the termination of the Company’s legal existence in accordance with Section 278 of the DGCL.

We may, at any time, under the Plan of Dissolution, choose to establish a liquidating trust, which, if established, would succeed to all of our assets, liabilities and obligations. This would include the right to receive any future milestone payments, if any, which may become due and payable from our existing agreements with Ipsen and Elevation Technology, Inc. Although we do not currently anticipate that any future milestone payments will be paid under either of these agreements, we may establish a liquidating trust to receive any such amounts if paid, which amounts the liquidating trust would then distribute to our former stockholders, net of any taxes due on such payments and any expenses. The Board may appoint one or more of its members, one or more of our officers, or a third party, to act as trustee or trustees of such liquidating trust. If all of our assets are not distributed within three years after the date of the filing of our Certificate of Dissolution, and a judicial extension of this deadline has not been sought or received, we currently expect to transfer our remaining assets to a liquidating trust at such time. However, the final determination as to whether or not to establish a liquidating trust will be made in the sole discretion of our Board.

During the Dissolution, we will pay certain of our officers, directors, employees, independent contractors and agents, or any of them, compensation for services rendered in connection with the implementation of the Plan of Dissolution. See the section of this proxy statement captioned “Interests of Certain Persons in the Dissolution.” Such compensation is not expected to be materially different from the compensation that would be paid to an outside party for similar services. We will also continue to indemnify our officers, directors, employees, independent contractors and agents to the maximum extent specified under existing agreements and in accordance with applicable law, our charter and bylaws and any contractual arrangements, for actions taken in connection with the implementation of the Plan of Dissolution.

The description of the Dissolution pursuant to the Plan of Dissolution contained in this section is general in nature and is subject to various other factors and requirements as described in greater detail below.

Reasons for the Dissolution Proposal

The Board believes that the Dissolution is in the best interests of the Company and its stockholders. In consideration of the Ipsen mPDAC Milestone Payment, the Board considered at length potential strategic alternatives available to us. Accordingly, on receipt of the Ipsen mPDAC Milestone Payment, the Board believes that the Company should pursue a wind-up of the Company. In making our determination to approve the Dissolution, the Board considered, in addition to other pertinent factors, the fact that we (i) have no significant remaining business operations or business prospects; (ii) will continue to incur substantial insurance, listing, accounting, legal and other expenses despite having no significant source of revenue; (iii) would cause substantial dilution to existing stockholders if we were to raise additional money from investors in the capital markets; and (iv) have conducted an evaluation to identify any remaining strategic alternatives and transactions available to us involving the Company as a whole, such as a merger, reverse merger, asset sale, strategic partnership or other business combination transaction, that would have a reasonable likelihood of providing value to our stockholders in excess of the amount the stockholders would receive in a liquidation, and no such alternatives have been identified.

In making its determination, the Board also considered a number of additional factors, including

•	the very significant costs in maintaining the Company as a publicly traded company;

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the Dissolution may provide stockholders the benefit of a greater distribution because the taxes payable on the liquidating dissolution payment could be less than the taxes they would pay on an ordinary dividend under U.S. tax law;

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although the Company does not currently anticipate it will receive any future milestone payments under the asset purchase agreements between the Company and each of Ipsen and Elevation Technology, Inc., any such payments could be received by the Company and any liquidating trust to be established by the Company for subsequent distribution of those proceeds (net of any taxes and expenses); and

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the Board’s opinion that a reverse merger under which a private company would merge with the Company would provide less value to our stockholders than under the Plan of Dissolution for a number of reasons, including (1) the need to provide a significant portion of our cash and cash equivalents to fund the merged entity and to pay for the costs of such a transaction, (2) the risk that the merged entity may not be successful, (3) the likelihood of a very high dilution in percentage ownership of the merged entity to our stockholders, and (4) the possibility that a reverse merger may give fewer benefits to the merger partner due to new SEC regulations which potentially impose significant disclosure requirements on the proposed merger partner and limit the benefits to the proposed merger partner of a reverse merger.

As part of its evaluation process, the Board carefully considered the terms of the Plan of Dissolution and the dissolution process under Delaware law, as well as the lack of strategic alternatives available to us. As a result of its evaluation process, the Board concluded that the Dissolution pursuant to the Plan of Dissolution is in the best interests of the Company and its stockholders.

In making its decision to approve the Dissolution pursuant to the Plan of Dissolution and recommend the stockholders approve the Dissolution Proposal, the Board also considered, among other things, the following factors:

•	the anticipated timing of liquidating distributions of cash to our stockholders in a dissolution compared to the uncertainty of continuing to pursue other potential strategic alternatives;

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the terms and conditions of the Plan of Dissolution, including the provisions that permit the Board to abandon the plan prior to the effective time of the dissolution if it determines that, in light of new proposals presented or changes in circumstances, the Dissolution is no longer advisable and in our best interests and the best interests of our stockholders;

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the fact that Delaware corporate law requires that the Dissolution be approved by the affirmative vote of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, which ensures that the Board will not be taking actions with respect to the Dissolution of which a majority of our stockholders disapprove of such action; and

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the fact that approval of the Plan of Dissolution by the requisite vote of our stockholders authorizes the Board and officers to implement and amend the Plan of Dissolution without further stockholder approval.

In arriving at its conclusion that the Dissolution pursuant to the Plan of Dissolution is the preferred strategy among the remaining strategic alternatives available to us and is in the best interests of the Company and its stockholders, the Board also considered, among other things, the risk factors included in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on [___________], the risk factors included in the “Risk Factors Related to the Dissolution Proposal” section of this proxy statement, and certain other risks and uncertainties, including, but not limited to the following:

•	the uncertainty of the timing, nature and amount of any liquidating distributions to stockholders;

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the possibility that liquidation would not yield distributions to stockholders in excess of the amount that stockholders could have received upon a sale or other transaction involving the Company or a sale of shares on the open market;

•	the possibility that the price of our Common Sock might have increased in the future to a price greater than the current price or the value of the assets distributed in liquidation;

•	the possibility that our directors may have financial interests in the Dissolution that may be different from, or in addition to, the interests of our stockholders generally;

•	the risk that our stockholders may be required to return to creditors some or all of the liquidating distributions;

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the fact that, if the Dissolution pursuant to the Plan of Dissolution is approved by our stockholders, we anticipate that stockholders would generally not be permitted to transfer shares of Common Stock after the effective date of our filing of the Certificate of Dissolution with the Delaware Secretary of State; and

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the loss of our net operating loss carryforwards following the Dissolution, which could result in our having to pay additional taxes on any future milestone payments (excluding the Ipsen mPDAC Milestone Payment), if any.

In view of the variety of factors considered in connection with its evaluation of the Dissolution pursuant to the Plan of Dissolution, the Board did not find it practical, and did not quantify or otherwise attempt, to assign relative weight to the specific factors considered in reaching its conclusions. In addition, the Board did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to its ultimate determination, but rather conducted an overall analysis of the factors described above. In considering the factors described above, individual members of the Board may have given different weight to different factors.

We cannot offer any assurance that the liquidation value per share of the Common Stock will equal or exceed the price or prices at which such shares recently have traded or could trade over-the-counter in the future. However, the Board believes that it is in the best interests of the Company and its stockholders to distribute to the stockholders our net assets pursuant to the Plan of Dissolution. If our stockholders do not approve the Dissolution pursuant to the Plan of Dissolution, the Board will explore what, if any, alternatives are available in light of our limited business activities.

At this time, the Board has considered all of the strategic alternatives and has determined that it is in the best interests of the Company and its stockholders to dissolve the Company and return its cash to our stockholders in the form of liquidating distributions, following the receipt of the Ipsen mPDAC Milestone Payment, subject to our ability to satisfy or provide for the payment of all of our liabilities. Pursuant to the Plan of Dissolution, the Board retains the right to abandon the Dissolution and Plan of Dissolution prior to or after the effective time of the Dissolution.

Risk Factors Related to the Dissolution Proposal

This proxy statement contains forward-looking statements that involve risks and uncertainties. Actual results could differ materially from those anticipated in these forward-looking statements as a result of factors both in and out of our control, including the risks described below and elsewhere in this proxy statement. See the section of this proxy statement captioned, “Special Note Regarding Forward-Looking Statements” for more information. Additionally, there are many risks and uncertainties that stockholders should consider when deciding whether to vote to approve the Dissolution Proposal, among other things, certain risks and uncertainties, including, but not limited to, the risk factors included in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on [__________] and this section captioned, “Risk Factors Related to the Dissolution Proposal” as set forth below. You should carefully consider the following risk factors, together with all of the other information included in this proxy statement, before you decide whether to vote or instruct your vote to be cast to approve the Dissolution pursuant to the Plan of Dissolution, as described in this proxy statement.

The amounts distributed to our stockholders as liquidating distributions, if any, may be substantially less than the estimates set forth in this proxy statement.

At present, the Board cannot determine with certainty the amount of any liquidating distribution, if any, to our stockholders. The amount of cash ultimately distributed to our stockholders in any liquidating distribution depends on, among other things, the amount of our liabilities, obligations and expenses and claims against us, and the amount of the reserves that we maintain during the liquidation process. Our estimates of these amounts may be inaccurate.

Factors that could impact our estimates include the following:

•	if any of our estimates regarding the Plan of Dissolution, including the expenses to satisfy outstanding obligations, liabilities and claims during the liquidation process, are inaccurate;

•	if litigation is brought against us or our directors and officers;

•	if unforeseen claims are asserted against us, we will have to defend or resolve such claims or establish a reasonable reserve before making distributions to our stockholders; and

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if any of our estimates regarding the expenses to be incurred in the liquidation process, including expenses of personnel required and other operating expenses (including legal, accounting and other professional fees) necessary to dissolve and liquidate the Company, are inaccurate.

If any of the foregoing occurs, the amount distributed to our stockholders may be substantially less than the amount we currently estimate, if any.

In addition, under Delaware law, claims and demands may be asserted against us at any time during the three years following the effective date of the filing of the Certificate of Dissolution. Accordingly, the Board may obtain and maintain insurance coverage for such potential claims. The Board also expects to retain cash for unknown, contingent and/or conditional liabilities, and may also set aside additional amounts of cash or other assets as a reserve to satisfy claims against us and our obligations that may arise during the three-year period following the effective date of the filing of the Certificate of Dissolution. As a result of these factors, we may retain for distribution at a later date some or all of the estimated amounts that we expect to distribute to stockholders.

We may not be able to settle all of our obligations, which may delay or reduce liquidating distributions to our stockholders.

We have current and future obligations to third parties. Our estimated remaining distributions to our stockholders take into account all of our known liabilities and certain possible contingent liabilities and the Board’s current best estimate of the amount reasonably required to satisfy such liabilities. As part of the wind-up process, we intend to discharge all of our obligations to third parties. We cannot assure you that unknown liabilities that have not been accounted for will not arise, that we will be able to settle all of our liabilities or that our liabilities can be settled for the amounts we have estimated for purposes of calculating the range of distribution to our stockholders. If we are unable to reach an agreement with a third party relating to a liability, that third party may bring a lawsuit against us. Amounts required to settle liabilities or to defend, resolve or settle lawsuits in excess of the amounts estimated may reduce the amount of net proceeds available for distribution to stockholders.

If our stockholders do not approve the Dissolution Proposal, it would be very difficult for us to expand our limited business operations.

If our stockholders do not approve the Dissolution Proposal, the Board will continue to explore what, if any, alternatives are available for our future in light of our discontinued business activities. Possible alternatives include, among other things, seeking voluntary dissolution at a later time with potentially diminished assets or seeking bankruptcy protection (should our net assets decline to levels that would require such action). There can be no assurance that any of these alternatives would result in greater stockholder value than the proposed liquidation and dissolution of the Company.

The Board may abandon or delay implementation of the Plan of Dissolution even if approved by our stockholders.

Even if our stockholders approve the Dissolution Proposal, the Board has reserved the right, in its discretion, to the extent permitted by Delaware law, to abandon or delay the filing of the Certificate of Dissolution or implementation of the Plan of Dissolution if such action is determined to be in the best interests of the Company. Any such decision to abandon or delay implementation of the filing of the Certification of Dissolution or Plan of Dissolution may result in our incurring of additional operating costs and liabilities, which could reduce the amount available for liquidating distributions to our stockholders.

The payment of liquidating distributions, if any, to our stockholders could be delayed.

Although the Board has not established a firm timetable for liquidating distributions to our stockholders, the Board intends, subject to contingencies inherent in winding up our business, to make such liquidating distributions, if any, from time to time following the filing of the Certificate of Dissolution in light of when creditor claims and contingent liabilities are paid or settled and when we receive the Ipsen mPDAC Milestone Payment. While we expect to distribute the vast majority of the liquidating distributions in the initial payment to our stockholders, we are currently unable to predict the precise timing of all such liquidating distributions or whether any liquidating distributions will occur at all. The timing of any such liquidating distributions will depend on and could be delayed by, among other things, any settlements of obligations to third parties, and any future payments we may receive in the event we receive additional milestone payments. Additionally, a creditor could seek an injunction against the making of such distributions to our stockholders on the basis that the amounts to be distributed were needed to provide for the payment of our liabilities and expenses. Any action of this type could increase expenses and delay or substantially diminish any amount available for such distribution to our stockholders.

We will continue to incur claims, liabilities and expenses that will reduce the amount available for distribution.

Claims, liabilities and expenses from operations, such as operating costs, costs of the Special Meeting, directors’ and officers’ insurance, legal, accounting and consulting fees and miscellaneous expenses, will continue to be incurred as we wind up. These expenses could be much higher than currently anticipated and will reduce the amount of assets available for ultimate distribution to stockholders.

If we fail to maintain an adequate reserve for payment of our expenses and liabilities, each stockholder receiving liquidating distributions could be held liable for payment to our creditors of his, her or its pro rata share of amounts owed to creditors in excess of the reserve, up to the amount actually distributed to such stockholder in connection with the Dissolution.

If the Dissolution Proposal is approved by our stockholders, we expect to file a Certificate of Dissolution with the Delaware Secretary of State dissolving the Company. Pursuant to Delaware law, we will continue to exist for three years after our dissolution or for such longer period as the Delaware Court of Chancery may direct, or as may be required to resolve any pending litigation matters, for the purpose of prosecuting and defending suits against us and enabling us to gradually close our business, dispose of our property, discharge our liabilities and to distribute to our stockholders any remaining assets. In the event that we fail to maintain during this three-year period an adequate reserve for payment of our expenses and liabilities, our creditors may be able to pursue claims against our stockholders directly to the extent that such stockholders have received liquidating distributions in the Dissolution. The liability of any stockholder is limited to the lesser of their pro rata share of the claim and the amounts of liquidating distributions received by such stockholder from us (and from any liquidating trust or trusts) pursuant to the Plan of Dissolution, but this means that a stockholder could be required to return all liquidating distributions previously made to such stockholder and receive nothing from us under the Plan of Dissolution. Moreover, in the event a stockholder has paid taxes on amounts previously received, a repayment of all or a portion of such amount could result in a stockholder incurring a net tax cost if the stockholder’s repayment of an amount previously distributed does not cause a commensurate reduction in taxes payable. There can be no guarantee that the reserves maintained by us will be adequate to satisfy all such expenses and liabilities.

Further stockholder approval will not be required in connection with the implementation of the Plan of Dissolution, including for the sale of all or substantially all of our non-cash assets, if any, as contemplated in the Plan of Dissolution.

The approval of the Dissolution Proposal by our stockholders will also authorize, without further stockholder approval, the Board to take such actions as deemed necessary, appropriate or desirable to implement the Plan of Dissolution and the transactions contemplated thereby. Accordingly, we may dispose of our non-cash assets, in a manner determined appropriate by the Board after the filing of the Certificate of Dissolution, without further stockholder approval.

Although the Board will be responsible for overseeing the Plan of Dissolution, the Board’s authority could effectively be transferred to a liquidating trustee or some other party.

Under Delaware law, a company’s board of directors retains ultimate decision-making authority following a company’s dissolution, and therefore the Board would initially be responsible for overseeing the Plan of Dissolution. However, pursuant to the Plan of Dissolution, a liquidating trust could be used to complete the Dissolution, or, under Delaware law, any director, creditor, stockholder or other party showing good cause could seek court appointment of a trustee or receiver to complete the Dissolution.

Interests of our stockholders in the Company after the Final Record Date, and interests of our stockholders in any liquidating trust we may establish pursuant to the Plan of Dissolution, may not be assignable or transferable.

We intend to discontinue recording transfers of shares of our Common Stock on the Final Record Date, and thereafter certificates representing shares of our Common Stock will not be assignable or transferable on our books except by will, intestate succession or operation of law. In addition, if we were to establish a liquidating trust, the interests of our stockholders in such liquidating trust would similarly not be assignable or transferable except by will, intestate succession or operation of law, which could adversely affect our stockholders’ ability to realize the value of such interests. Furthermore, given that our stockholders will be deemed to have received a liquidating distribution equal to their pro rata share of the value of the net assets distributed to any entity which is treated as a liquidating trust for tax purposes, the distribution of non-transferable interests would result in tax liability to the stockholders without their being readily able to realize the value of such interest to pay such taxes or otherwise.

The tax treatment of any liquidating distributions may vary from stockholder to stockholder, and the discussions in this proxy statement regarding such tax treatment are general in nature. You should consult your own tax advisor instead of relying on the discussions of tax treatment in this proxy for tax advice.

We have not requested a ruling from the IRS with respect to the anticipated tax consequences of the Plan of Dissolution, and will not seek an opinion of counsel with respect to the anticipated tax consequences of any liquidating distributions. If any of the anticipated tax consequences of the Plan of Dissolution described in the proxy statement proves to be incorrect, the result could be increased taxation to the Company and/or our stockholders, thus reducing the benefit to our stockholders and the Company from the liquidation and distributions. Tax considerations applicable to particular stockholders may vary with and be contingent upon the stockholder’s individual circumstances.

Dissolution Under Delaware Law

Delaware law provides that a corporation may dissolve upon the filing of a certificate of dissolution with the Delaware Secretary of State following the approval such dissolution by a corporation’s board of directors followed by a vote of a majority of its outstanding stock entitled to vote thereon. The corporation is dissolved upon the effective time of its certificate of dissolution.

Under Delaware law, once a corporation is dissolved, it continues its corporate existence for three years, but may not carry on any business except that appropriate to wind up and liquidate its business and affairs. The process of winding up includes, among other things:

•	the settling and closing of any business;

•	the disposition and conveyance of any property;

•	the discharge of any liabilities, including making reasonable provision for contingent and likely future claims;

•	the prosecution and defense of any lawsuits; and

•	the distribution of any remaining assets to stockholders.

If any action, suit or proceeding is commenced by or against the corporation before or within the three-year winding up period (or any extension thereof granted by a court), the corporation will, solely for the purpose of such action, suit or proceeding, automatically continue to exist beyond the three-year period until any judgments, orders or decrees are fully executed.

Absence of Appraisal Rights

Under Delaware law, our stockholders are not entitled to appraisal, dissenters’ or similar rights in connection with the Dissolution.

Our Conduct Following Approval of the Dissolution Proposal

This section of the proxy statement describes material aspects of the proposed Plan of Dissolution and the steps the Company and the Board expects to take pursuant thereto. While we believe that this description covers the material terms of the Plan of Dissolution, this summary may not contain all of the information that is important to you. You should carefully read this entire proxy statement, including the section captioned “Summary of the Plan of Dissolution and Dissolution Process” and the Plan of Dissolution attached as Appendix A to this proxy statement, and the other documents delivered with this proxy statement for a more complete understanding of the Plan of Dissolution.

Approval of Plan of Dissolution

To become effective, the Dissolution Proposal must be approved by the affirmative vote of a majority of the outstanding shares of capital stock of the Company entitled to vote on the Dissolution Proposal. The approval of the Dissolution Proposal by the requisite vote of the holders of our Common Stock will constitute adoption of the Dissolution and of the Plan of Dissolution and a grant of full and complete authority for the Board and officers, without further stockholder action, to proceed with the Dissolution pursuant to the Plan of Dissolution and in accordance with any applicable provision of the Delaware law, including the authority to dispose of all of our remaining non-cash assets after the filing of the Certificate of Dissolution. A copy of the applicable provisions of the Delaware General Corporation Law is attached as Appendix B.

Liquidation and dissolution

If the Dissolution Proposal is approved by the requisite vote of our stockholders, the steps set forth below, among others, may be completed at such times as the Board in its discretion, in accordance with Delaware law, deems necessary, appropriate or advisable in our best interests and the best interests of our stockholders:

•	the filing of a Certificate of Dissolution with the Delaware Secretary of State;

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the cessation of all of our business activities except those relating to winding up and liquidating our business and affairs, including, but not limited to, prosecuting and defending suits by or against us;

•	the collection, sale, exchange or other disposition of all or substantially all of our non-cash assets and property, if any, in one transaction or in several transactions;

•	the defense, resolution and/or settlement of any litigation against us, and the making of reasonable provision to pay insurance retentions and legal fees in connection with any such lawsuit or claim;

•	the payment of or the making of reasonable provision to pay all known claims and obligations, including all contingent, conditional or un-matured contractual claims known to us;

•

the making of such provision as will be reasonably likely to be sufficient to satisfy any claims that have not been made known to us or that have not arisen but that, based on facts known to us, are likely to arise or become known to us within ten years after the date of dissolution;

•	the maintenance of a reserve consisting of cash and/or property to satisfy such claims and contingent obligations;

•	the payment of any liquidating distribution to our stockholders of record;

•

the pro rata distribution to our stockholders, or the transfer to one or more liquidating trustees for the benefit of our stockholders under a liquidating trust, of our remaining assets after payment or provision for payment of claims against us and our obligations; and

•	the taking of any and all other actions permitted or required by Delaware law and any other applicable laws and regulations.

The Board may, to the fullest extent permitted by law, amend the Plan of Dissolution without further stockholder approval if it determines that such amendment is in the best interest of the Company. In addition, if the Board determines that the Dissolution is not in our best interest, the Board may direct that the Plan of Dissolution, and therefore the dissolution of the Company, be abandoned at any time, even after the receipt of stockholder approval of the Dissolution.

Expenses

We will pay all of our expenses (including operating and wind-up expenses to be incurred throughout the dissolution and wind-up process) and other known, non-contingent liabilities (which we presently estimate at between $[____] million and $[___] million for the period from [________] through the time at which we expect the distributions would be made). Following the filing of the Certificate of Dissolution, while we complete the wind-up, we may owe additional legal and accounting fees and the costs of an agent to manage the liquidating trust. We will determine whether and when to collect, sell, exchange, distribute or otherwise dispose of all or substantially all of our non-cash assets and property that remain.

Liquidating Distributions

It is our current intention to make liquidating distributions to our stockholders as of the Final Record Date from time to time, as permitted by Delaware law. Delaware law requires that, prior to making any liquidating distribution, we pay or provide for payment of all of our liabilities and obligations, including contingent liabilities. In determining whether adequate provision is being made for any outstanding liabilities or wind down costs, the Board may consider a variety of factors. For example, in the case of outstanding disputed or contingent liabilities, considerations may include the estimated maximum amount of the claim and the likelihood that the claim will be resolved in the claimant’s favor or that the contingency will occur. Further, our ability to make liquidating distributions could be adversely affected if any unanticipated liabilities or claims arise prior to the anticipated distribution.

Uncertainties as to the amount of liabilities make it impossible to predict precisely the aggregate amount that will ultimately be available for distribution. We will continue to incur claims, liabilities and expenses (including limited operating costs, directors’ and officers’ insurance, legal, accounting and consulting fees and miscellaneous expenses) following the approval of the liquidation and dissolution of the Company pursuant to the Plan of Dissolution. These claims, liabilities and expenses will reduce the amount of cash and assets available for ultimate distribution to our stockholders.

We cannot predict with certainty the amount of any liquidating distributions to our stockholders or whether we will be able to make liquidating distributions at all. Based on the information currently available to us, we estimate that the aggregate amount ultimately distributed to our stockholders will be in the range of between approximately $[___] and $[___] per share. This estimate of the amount that may be available for distribution assumes, among other things:

•	that there will be no lawsuits filed against us or our officers or directors prior to or following the approval of the liquidation and dissolution pursuant to the Plan of Dissolution;

•	that there will be no delays in timing and the Dissolution will be completed within three years; and

•	that the amount of our estimated expenses to complete the Dissolution will not exceed the estimates contained in the table below.

Any one or more of these assumptions may prove to be wrong, which could reduce any amount available to distribute to our stockholders.

The following table sets forth the basis for our estimate of liquidating distributions. The following table is based upon, among other things, the assumptions set forth above and estimates of certain liabilities. If our assumptions or estimates contained therein prove to be incorrect, our stockholders may ultimately receive substantially more or less than the amounts estimated here. We do not plan to resolicit stockholder approval for the Dissolution even if the amount ultimately distributed to our stockholders changes significantly from the estimates set forth in this proxy statement.

The actual amounts of any liquidating distributions may vary substantially, depending on, among other things, whether we become subject to additional liabilities or claims. Additionally, any delays in the expected timing could increase expenses and reduce the amount available or impact our ability to distribute to our stockholders. See the sections of this proxy statement captioned “Special Note Regarding Forward-Looking Statements” and “Risk Factors Related to the Dissolution Proposal.” Although the Board has not established a firm timetable for liquidating distributions, subject to contingencies inherent in winding up our business, the Board intends to make such distributions from time to time following the filing of the Certificate of Dissolution. The following table sets forth the basis of our estimate of liquidating distributions:

Estimated Liquidating Distribution to Stockholders

as of March __, 2024

(in thousands, except for share and per share amounts)

	Low Estimate		High Estimate
Cash and cash equivalents at December 31, 2023 (unaudited)	$		$
Ipsen mPDAC Milestone Payment		225,000		225,000
Proceeds from the exercise of stock options
Corporate taxes
Interest payable to the federal government pursuant to Internal Revenue Code section 453A and similar state government tax provisions
Accounting fees, tail insurance coverage, wind-down administration services, and legal fees
Other general and administrative costs
Payment of outstanding accounts payable
Contingencies

Estimated cash to distribute to stockholders	$

Assumed shares outstanding

Estimated liquidating distribution(s) per share	$

Distributions, if any, to our stockholders may be paid in one or more distributions over a period of several years. Such distributions will not occur until after the Certificate of Dissolution is filed. We intend to make an initial liquidating distribution equal to the estimated liquidating distribution per share less any reserve for contingencies within the 60 days following the effective date of the filing of the Certificate of Dissolution and a second liquidating distribution when advisable for any remaining funds.

Final Record Date

The Final Record Date will be the close of business on the day that is the effective date of the Certificate of Dissolution. We intend to close our stock transfer books and discontinue recording transfers of shares of our Common Stock on the Final Record Date, and thereafter certificates representing shares of our Common Stock will not be assignable or transferable on our books except by will, intestate succession or operation of law. After the Final Record Date, we will not issue any new stock certificates, other than replacement certificates. It is anticipated that no further trading of our shares will occur after the Final Record Date.

All liquidating distributions from us or a liquidating trust on or after the Final Record Date, if any, will be made to stockholders who held shares of Common Stock as of the Final Record Date unless a transfer of such shares was properly recorded on our books as a result of any assignments by will, intestate succession or operation of law. Subsequent to the Final Record Date, we may at our election require stockholders to surrender certificates representing their shares of Common Stock in order to receive subsequent distributions. Stockholders should not forward their stock certificates before receiving instructions to do so. If surrender of stock certificates should be required, all distributions otherwise payable by us or the liquidating trust, if any, to stockholders who have not surrendered their stock certificates may be held in trust for such stockholders, without interest, until the surrender of their certificates (subject to escheat pursuant to the laws relating to unclaimed property). If a stockholder’s certificate evidencing the Common Stock has been lost, stolen or destroyed, the stockholder may be required to furnish us with satisfactory evidence of the loss, theft or destruction thereof, together with a surety bond or other indemnity, as a condition to the receipt of any distribution.

Sale of Remaining Assets

We do not believe that any of our remaining non-cash assets will be material. Therefore, the Plan of Dissolution contemplates the sale of all of our remaining non-cash assets (other than our rights to any potential future milestone payments) if and at such time after the filing of the Certificate of Dissolution as the Board may approve, without further stockholder approval, if the Plan of Dissolution is approved by stockholders. It is not anticipated that any further stockholder votes will be solicited with respect to the approval of the specific terms of any particular sales of assets approved by the Board. We do not anticipate amending or supplementing this proxy statement to reflect any such agreement or sale, unless required by applicable law, or selling any additional assets in the future. See the section of this proxy statement captioned “Risk Factors Related to the Dissolution Proposal.”

Contingent Liabilities; Reserves

Under Delaware law, we are required, in connection with the Dissolution, to (i) pay or make reasonable provision for payment of all claims, liabilities and obligations, including all contingent, conditional or unmatured contractual claims known to the Company, (ii) make such provision as will be reasonably likely to be sufficient to provide compensation for any claim against the Company which is the subject of a pending action, suit or proceeding to which the Company is a party, and (iii) make such provision as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the Company or that have not arisen but that, based on facts known to the Company, are likely to arise or become known to the Company within 10 years after the date of dissolution. We have used and anticipate continuing to use cash until the end of the three-year period following the effective date of the filing of the Certificate of Dissolution for a number of items, including, but not limited to, the following:

•	ongoing operating expenses;

•	expenses, including retention amounts, incurred in connection with extending our directors’ and officers’ insurance coverage;

•	expenses incurred in connection with the Dissolution pursuant to the Plan of Dissolution;

•	taxes imposed upon us and any of our assets; and

•	professional, legal, consulting and accounting fees.

We will maintain a reserve, consisting of cash or other assets that we believe will be adequate for the satisfaction of all of our current unknown, contingent and/or conditional claims and liabilities. We may also take other steps to provide for the satisfaction of the reasonably estimated amount of such claims and liabilities, including possibly seeking to acquire insurance coverage with respect to certain claims and liabilities. There can be no assurance that the reserve will be sufficient. After the liabilities, expenses and obligations for which the reserve is established have been satisfied in full (or determined not to be owed), we will distribute to our stockholders any remaining portion of the reserve.

In the event we fail to create an adequate reserve for the payment of our expenses and liabilities and amounts have been distributed to the stockholders under the Plan of Dissolution, our creditors may be able to pursue claims against our stockholders directly to the extent that such stockholders have received liquidating distributions in the Dissolution. The liability of any stockholder is limited to the lesser of their pro rata share of the claim and the amount of liquidating distributions received by such stockholder from us (and from any liquidating trust or trusts) pursuant to the Plan of Dissolution, but this means that a stockholder could be required to return all liquidating distributions previously made to such stockholder and receive nothing from us under the Plan of Dissolution. See the section of this proxy statement captioned “Risk Factors Related to the Dissolution Proposal—If we fail to maintain an adequate reserve for payment of our expenses and liabilities, each stockholder receiving liquidating distributions could be held liable for payment to our creditors of his, her or its pro rata share of amounts owed to creditors in excess of the reserve, up to the amount actually distributed to such stockholder in connection with the Dissolution.”

If we were held by a court to have failed to make adequate provision for our expenses and liabilities or if the amount required to be paid in respect of such liabilities exceeded the amount available from the reserve and any assets of the liquidating trust or trusts, a creditor could seek an injunction against the making of liquidating distributions under the Plan of Dissolution on the grounds that the amounts to be distributed were needed to provide for the payment of our expenses and liabilities. Any such action could delay or substantially diminish the cash distributions to be made to stockholders under the Plan of Dissolution.

Interests of Certain Persons in the Dissolution

Certain of our executive officers and directors may have financial interests in the Dissolution pursuant to the Plan of Dissolution that may be different from, or in addition to, the interests of our stockholders generally. In particular:

•

during the liquidation of our assets, we will pay certain of our officers, directors, service providers and agents, or any of them, compensation for services rendered in connection with the implementation of the Plan of Dissolution. Such compensation is not expected to be materially different from the compensation that would be paid to an outside party for similar services;

•

as of February 29, 2024, our directors beneficially owned 4,318,461 shares of Common Stock and options to purchase an additional 177,682 shares of our Common Stock at exercise prices between $3.37 and $44.82 per share. Our directors who own shares of Common Stock will be entitled to receive, on the same terms and conditions as our other stockholders, the same distributions and other benefits that our stockholders would receive when we make liquidating distributions to our stockholders of record; and

•

our directors and officers will be entitled to indemnification in accordance with the provisions of our Certificate of Incorporation, as amended, Bylaws, indemnification agreements entered into with each director and director and officer liability insurance coverage we have purchased.

The Board was aware of those potentially differing interests and considered them, among other matters, in evaluating the Plan of Dissolution and in reaching its decision to approve such plan and the actions contemplated thereby, as more fully discussed in the section of this proxy statement captioned “Reasons for the Dissolution Proposal.”

Equity Compensation Plan Information

The following table provides information as of February 29, 2024 regarding shares of the Company’s Common Stock that have been issued and in the future may be issued under the 2021 Equity Incentive Plan (the

“2021 Plan”) and under the Company’s 2011 Equity Incentive Plan (the “2011 Plan”). We do not intend to issue any equity-based instruments under the 2021 Plan unless the Plan of Dissolution is not approved by our stockholders and we can no longer issue any equity-based instruments under the 2011 Plan.

	Equity Compensation Plan Information
Plan Category	(a) Number of securities to be issued upon exercise of outstanding options and rights	(b) Weighted average exercise price of outstanding options and rights	(c) Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a))
Equity compensation plans approved by security holders(1)	611,000	$12.48	209,000	(2)

(1)	Consists of the 2011 Plan and the 2021 Plan.
(2)	Includes securities available for future issuance under the 2021 Plan. The Company is no longer able to issue securities from the 2011 Plan.

Indemnification Agreements

The Company has entered into indemnification agreements with each of its current directors and executive officers. These agreements will require the Company to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The Company also intends to enter into indemnification agreements with its future directors and executive officers.

Other than as set forth above, it is not currently anticipated that the Dissolution will result in any material benefit to any of our executive officers or to directors who participated in the vote to adopt the Plan of Dissolution.

Certain Material U.S. Federal Income Tax Consequences of the Dissolution Proposal

The following is a summary of certain material U.S. federal income tax consequences of the Plan of Dissolution that will generally be applicable to U.S. Stockholders and Non-U.S. Stockholders (each as defined below) if such stockholders approve the Plan of Dissolution, but does not purport to be a complete analysis of all potential tax effects. This discussion is for general information purposes only and does not constitute, and is not, a tax opinion or tax advice to any particular stockholder. This summary is based on the Code, the Treasury Regulations promulgated thereunder, judicial decisions, administrative rulings and other legal authorities, all as of the date hereof and all of which are subject to change, possibly with retroactive effect. Any such change could alter or modify the statements and conclusions set forth below. No ruling from the IRS and no opinion of counsel will be requested or obtained concerning the U.S. federal income tax consequences of the Plan of Dissolution. The tax consequences set forth in the following discussion are not binding on the IRS or the courts, and no assurance can be given that contrary positions will not be successfully asserted by the IRS or adopted by a court.

STOCKHOLDERS ARE URGED TO CAREFULLY REVIEW THIS DESCRIPTION AND TO CONSULT THEIR OWN TAX ADVISORS AS TO DETERMINE ANY SPECIFIC TAX CONSEQUENCES TO THE STOCKHOLDER IN CONNECTION WITH THE DISSOLUTION PROPOSAL, INCLUDING, ANY U.S. FEDERAL INCOME TAX CONSEQUENCES AND/OR ANY FEDERAL NON-INCOME, STATE, LOCAL OR NON-U.S. TAX CONSEQUENCES RELAVANT TO SUCH STOCKHOLDER AS A RESULT OF THE DISSOLUTION PURSUANT TO THE PLAN OF DISSOLUTION.

The following discussion does not address all of the U.S. federal income tax consequences that may be relevant to a particular stockholder in light of such stockholder’s particular circumstances, or who may be subject to special rules under the U.S. federal income tax laws, including, without limitation, mutual funds, retirement plans, financial institutions, tax-exempt organizations, insurance companies, regulated investment companies, real estate investment trusts, brokers or dealers in securities, traders who mark to market, stockholders who hold their shares as part of a straddle, hedge or conversion transaction, stockholders who hold shares as “qualified small business stock” under Section 1202 of the Code or “section 1244 stock” under Section 1244 of the Code, and stockholders that hold shares through a partnership or other pass-through entity. Furthermore, this discussion does not apply to holders of options or warrants or stockholders who acquired their shares by exercising options or warrants, nor does it apply to stockholders who received their shares in connection with the performance of services. This discussion assumes that stockholders hold their stock as capital assets within the meaning of Section 1221 of the Code and that a stockholder did not treat their stock as worthless within the meaning of Section 165(g) of the Code prior to adoption of the Plan of Dissolution. In addition, the discussion does not address any aspect of federal non-income, state, local or non-U.S. taxation that may be applicable to a particular stockholder.

U.S. Federal Income Taxation of the Company

We intend for distributions made pursuant to the Plan of Dissolution to be treated as a series of distributions in complete liquidation of the Company, and this discussion assumes this treatment will be respected. In accordance with such treatment, each stockholder will be treated as receiving its portion of such distributions in exchange for its shares of our Common Stock. If a stockholder holds different blocks of shares of our Common Stock (generally, shares of our Common Stock purchased or acquired on different dates or at different prices), the stockholder’s portion of such distributions must be allocated among the several blocks of shares in the proportion that the number of shares in a particular block bears to the total number of shares owned by the stockholder.

If we distribute any property other than cash in a liquidating distribution to its stockholders, we will recognize gain or loss as if such property were sold to the stockholders at its fair market value. Accordingly, we may be subject to U.S. federal income tax on gain from a distribution of our property (other than cash), which may reduce the amount of cash available to distribute to our stockholders. If any property distributed by us is subject to liability or if a stockholder assumes a liability of us in connection with the distribution of property, the fair market value of such distributed property shall be treated as not less than the amount of such liability. After the close of the taxable year during which a liquidating distribution was made, we will provide stockholders and the IRS with a statement of the amount of cash distributed to the stockholders and our best estimate as to the value of any property distributed during that year. The IRS may challenge our valuation of any distributed property. As a result of such a challenge, the amount of gain or loss recognized by us and our stockholders on the distribution might change.

Until all of our remaining assets have been distributed to stockholders or a liquidating trust and the liquidation is complete, we will continue to be subject to U.S. federal income tax on our income.

Notwithstanding our position that the distributions made pursuant to the Plan of Dissolution will be treated as a series of distributions in complete liquidation of the Company, it is possible that the IRS or a court could determine that any of these distributions is a current distribution. In addition, if our stockholders do not approve the Dissolution Proposal, any distributions received by the stockholders as a result of the Dissolution pursuant to the Plan of Dissolution will be treated as a non-liquidating distribution. Such distribution will be taxable as a dividend for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits as determined for U.S. federal income tax purposes. Dividends paid to our non-corporate stockholders are generally taxed at long-term capital gains rates provided certain holding periods are met. Non-liquidating distributions in excess of current or accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of a stockholder’s basis in shares of Common Stock and thereafter as either long-term or short-term capital gain, depending on the stockholder’s holding period for such shares of Common Stock. Dividends received by Non-U.S. Stockholders may be subject to U.S. withholding tax at a rate of 30% or such lower rate as is established under an applicable treaty.

U.S. Federal Income Taxation of U.S. Stockholders

For purposes of this discussion a “U.S. Stockholder” is a beneficial owner of our Common Stock that, for U.S. federal income tax purposes, is or is treated as:

•	An individual who is a citizen or resident of the United States;

•	An entity that is treated as a corporation for U.S. federal income tax purposes and created or organized under the laws of the United States, any state thereof, or the District of Columbia;

•	An estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•

A trust that (1) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

Assuming our stockholders approve the Dissolution Proposal, amounts received by U.S. Stockholders from the Dissolution pursuant to the Plan of Dissolution will be treated as full payment in exchange for their shares of Common Stock. As a result of the Dissolution, a U.S. Stockholder generally will recognize gain or loss equal to the difference between (i) the sum of the amount of cash and the fair market value (at the time of distribution) of any other property distributed to the U.S. Stockholder with respect to each share (including distributions to any liquidating trust, as discussed below), less any liabilities assumed by the U.S. Stockholder or to which the distributed property is subject, and (ii) the U.S. Stockholder’s adjusted tax basis in the shares of Common Stock. If a U.S. Stockholder owns shares acquired at different times or for different prices, gain or loss is calculated separately for each such block of shares.

Liquidating distributions are first applied against, and reduce, the U.S. Stockholder’s adjusted tax basis in its shares, or block of shares, of Common Stock before recognizing any gain. If we make more than one liquidating distribution, a U.S. Stockholder will recognize gain to the extent the aggregate liquidating distributions (including a constructive distribution in the case of a transfer of assets to a liquidating trust or trusts) allocated to a share, or block of shares, of Common Stock exceed the U.S. Stockholder’s adjusted tax basis with respect to that share or block of shares. Any loss will generally be recognized only when the final distribution from us has been received, and then only if the aggregate value of all liquidating distributions (including a constructive distribution in the case of a transfer of assets to a liquidating trust or trusts) with respect to a share or block of shares is less than the U.S. Stockholder’s adjusted tax basis for that share or block of shares. Gain or loss recognized by a U.S. Stockholder will be long-term capital gain or loss if the shares have been held for more than one year. The deductibility of capital losses is subject to certain limitations. For a discussion of the U.S. federal income tax treatment of gain or loss from a liquidating distribution received by foreign stockholders, see “U.S. Federal Income Taxation of Non-U.S. Stockholders” below.

If we make a distribution of property other than cash to U.S. Stockholders, the U.S. Stockholder’s tax basis in such property immediately after the distribution will be the fair market value of such property at the time of distribution. After the close of our taxable year during which a liquidating distribution was made, we will provide U.S. Stockholders and the IRS with a statement of the amount of cash distributed to our stockholders and our best estimate as to the value of any property distributed during that year. There is no assurance that the IRS will not challenge our valuation of any property. As a result of such a challenge, the amount of gain or loss recognized by U.S. Stockholders might change. Distributions of property other than cash to U.S. Stockholders could result in tax liability to any given U.S. Stockholder exceeding the amount of cash received, requiring the U.S. Stockholder to meet the tax obligations from other sources or by selling all or a portion of the assets received. If we opt to use a trust, the timing of distributions to U.S. Stockholders will be as described below under the section of this proxy statement captioned “Liquidating Trusts.”

If a U.S. Stockholder is required to satisfy any liability not fully covered by our reserve (see the section of this proxy statement captioned “Contingent Liabilities; Reserves”), payments by U.S. Stockholders in satisfaction of such liabilities would generally result in a capital loss in the year paid, which, in the hands of individual U.S. Stockholders, cannot be carried back to prior years to offset capital gains realized from a liquidating distribution in those years.

U.S. Federal Income Taxation of Non-U.S. Stockholders

For purposes of this paragraph, a “Non-U.S. Stockholder” is a stockholder that is not a U.S. Stockholder and is not a partnership. Distributions made pursuant to the Plan of Dissolution to a Non-U.S. Stockholder will be treated as received by the non-U.S. stockholder in exchange for the non-U.S. stockholder’s shares of Common Stock. The amount of any such distribution allocable to a block of shares of Common Stock owned by the Non-U.S. Stockholder will reduce the Non-U.S. Stockholder’s adjusted tax basis in such shares, but not below zero. Any excess amount allocable to such shares will be treated as capital gain. A Non-U.S. Stockholder will not be subject to U.S. federal income tax on any such gain unless:

•

the gain is effectively connected with the Non-U.S. Stockholder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Stockholder maintains a permanent establishment in the United States to which such gain is attributable); or

•	the Non-U.S. Stockholder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the disposition and certain other requirements are met.

Gain described in the first bullet point above generally will be subject to U.S. federal income tax on a net income basis at the regular graduated rates. A Non-U.S. Stockholder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items.

Gain described in the second bullet point above will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of the Non-U.S. Stockholder (even though the individual is not considered a resident of the United States), provided the Non-U.S. Stockholder has timely filed U.S. federal income tax returns with respect to such losses.

NON-U.S. STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE U.S. FEDERAL, STATE, LOCAL AND NON-U.S. INCOME AND OTHER TAX CONSEQUENCES OF THE RECEIPT OF LIQUIDATING DISTRIBUTIONS FROM US.

Backup Withholding

In order to avoid “backup withholding” of U.S. federal income tax on payments to our U.S. Stockholders, each stockholder must, unless an exception applies, provide such U.S. Stockholder’s correct taxpayer identification number (“TIN”) on IRS Form W-9 (or, if applicable, another withholding form) and certify under penalties of perjury that such number is correct and that such U.S. Stockholder is not subject to backup withholding. If a U.S. Stockholder fails to provide the correct TIN or certification, payments received may be subject to backup withholding at the rate applicable at the time, currently 24%. Payments to Non-U.S. Stockholders may be subject to backup withholding unless such Non-U.S. Stockholder establishes an exemption, for example, by properly certifying its non-U.S. status on an IRS Form W-8BEN or W-8BEN-E or another appropriate version of IRS Form W-8. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund generally may be obtained from the IRS, provided that the required information is properly furnished in a timely manner to the IRS. Stockholders should consult their own tax advisors regarding the applicability of backup withholding in their particular circumstances.

THE TAX CONSEQUENCES OF THE PLAN OF DISSOLUTION MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES OF THE STOCKHOLDER. WE RECOMMEND THAT EACH STOCKHOLDER CONSULT HIS, HER OR ITS OWN TAX ADVISOR REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN OF DISSOLUTION AS WELL AS THE STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES.

Liquidating Trust

We may establish and transfer our remaining assets, including any rights to any potential future milestone payments, and obligations to a liquidating trust if our Board determines that such a transfer is advisable. Under applicable Treasury Regulations, a trust will be treated as a “liquidating trust” if it is organized for the primary purpose of liquidating and distributing the assets transferred to it, and if its activities are all reasonably necessary to and consistent with the accomplishment of that purpose. However, if the liquidation is unreasonably prolonged or if the liquidation purpose becomes so obscured by business activities that the declared purpose of the liquidation can be said to be lost or abandoned, the trust will no longer be considered a liquidating trust and adverse tax consequences may apply to the trust or to stockholders. Although neither the Code nor the Treasury Regulations thereunder provide any specific guidance as to the length of time a liquidating trust may last, the IRS’s guidelines for issuing rulings with respect to liquidating trust status call for a term not to exceed three years, which period may be extended to cover the collection of installment obligations.

If we transfer assets to a liquidating trust and distribute interests in the liquidating trust to stockholders, we intend that such transfer and distribution would be treated for U.S. federal income tax purposes as if we distributed an interest in each of the assets so transferred directly to such stockholders. Each stockholder would be treated as receiving a liquidating distribution from us, which would be treated generally as described above.

Assuming that the liquidating trust is treated as a “liquidating trust” for U.S. federal income tax purposes, we intend that the liquidating trust would be treated as a “grantor trust” for U.S. federal income tax purposes. In that case, each unit or interest in the liquidating trust would represent ownership of an undivided proportionate interest in all of the assets and liabilities of the liquidating trust and a stockholder would be treated for U.S. federal income tax purposes as receiving or paying, as applicable, directly a pro rata portion of all income, gain, loss, deduction, and credit of the liquidating trust. A stockholder would be taxed each year on its share of income from the liquidating trust, net of such stockholder’s share of expenses of the liquidating trust (including interest and depreciation) whether or not such stockholder receives a distribution of cash from the liquidating trust that year. When the liquidating trust makes distributions to stockholders, the stockholders generally would recognize no additional gain or loss.

Assuming the liquidating trust is treated as a grantor trust for U.S. federal income tax purposes, a stockholder’s adjusted tax basis in a unit of the liquidating trust (and indirectly in the pro rata portion of the net assets in the liquidating trust that are attributable to that unit) would be equal to the fair market value of a unit (and those net assets) on the date that it is treated as distributed to the stockholder, which value would be determined by us and reported to the stockholder. The long-term or short-term character of any capital gain or loss recognized in connection with the sale of the liquidating trust’s assets would be determined based upon a holding period commencing at the time of the acquisition by a stockholder of such stockholder’s beneficial interest in the liquidating trust.

The trustee or trustees of the liquidating trust would provide to each stockholder of units in the liquidating trust after each year end a detailed itemized statement that reports on a per unit basis the stockholder’s allocable share of all the various categories of income and expense of the liquidating trust for the year. Each stockholder must report such items on its U.S. federal income tax return regardless of whether the liquidating trust makes current cash distributions.

If the liquidating trust fails to qualify as a liquidating trust that is a grantor trust for U.S. federal income tax purposes, the consequences to stockholders would depend on the reason for the failure to qualify, and, under certain circumstances, the liquidating trust could be treated as an association taxable as a corporation for U.S. federal income tax purposes. If the liquidating trust is taxable as a corporation, the trust itself would be subject to U.S. federal income tax at the applicable corporate income tax rate, which is currently 21%. In that case, distributions made by the liquidating trust would be reduced by any such additional taxes imposed on the trust, and a stockholder would be subject to tax upon the receipt of distributions that constitute dividends from the trust rather than taking into account its share of the trust’s taxable items on an annual basis.

Stockholders should consult their tax advisors regarding the tax consequences that would apply to them if we were to transfer assets to a liquidating trust.

Accounting Treatment

If our stockholders approve the Dissolution Proposal for the Dissolution pursuant to the Plan of Dissolution, we will change our basis of accounting to the liquidation basis of accounting. Under the liquidation basis of accounting, assets are stated at their estimated net realizable values, and liabilities are stated at their estimated settlement amounts. Recorded liabilities will include the estimated expenses associated with carrying out the Plan of Dissolution. For periodic reporting, a statement of net assets in liquidation will summarize the liquidation value per outstanding share of Common Stock. Valuations presented in the statement will represent management’s estimates, based on present facts and circumstances, of the net realizable values of assets, satisfaction amounts of liabilities, and expenses associated with carrying out the Plan of Dissolution based upon management assumptions. The valuation of assets and liabilities will necessarily require many estimates and assumptions, and there will be substantial uncertainties in carrying out the provisions of the Plan of Dissolution. Ultimate values realized for our assets and ultimate amounts paid to satisfy our liabilities are expected to differ from estimates recorded in annual or interim financial statements.

Required Vote

The affirmative vote of a majority of the outstanding capital stock of the Company entitled to vote thereon is required to approve the Dissolution Proposal. This means that, of the shares of capital stock of the Company that are outstanding as of the close of business on the Record Date and entitled to vote on the Dissolution Proposal, a majority must vote in favor of the Dissolution Proposal in order for the Dissolution Proposal to be approved. Abstentions and broker non-votes, if any, will have the effect of a vote against the Dissolution Proposal.

Recommendation of the Board

After careful consideration of a number of factors, as further described in this proxy statement, the Board has unanimously (i) determined that the Dissolution pursuant to the Plan of Dissolution and the other transactions contemplated thereby are advisable and in the best interests of the Company and its stockholders, and (ii) approved in all respects the Dissolution and the Plan of Dissolution and the other transactions contemplated thereby.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE DISSOLUTION PURSUANT TO THE PLAN OF DISSOLUTION DESCRIBED IN THE ENCLOSED PROXY STATEMENT.

Proposal 2: Approval of the Adjournment of the Special Meeting in Order to Solicit Additional Proxies.

General

If necessary, including in the event that at the Special Meeting, the number of shares of Common Stock present or represented by proxy at the Special Meeting and voting “FOR” the adoption of the Dissolution Proposal is insufficient to approve such proposal, we may move to adjourn the Special Meeting in order to enable us to solicit additional proxies in favor of the adoption of the Dissolution Proposal. In that event, we may ask stockholders to vote only upon the adjournment proposal and not on the Dissolution Proposal. If the adjournment is for more than thirty (30) days or a new record date for the adjourned meeting is set, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

For the avoidance of doubt, any proxy authorizing the adjournment of the Special Meeting shall also authorize successive adjournments thereof, at any meeting so adjourned, to the extent necessary for us to solicit additional proxies in favor of the adoption of the Dissolution Proposal.

Required Vote

Approval and adoption of this Proposal 2 requires the affirmative vote of the holders shares of stock having a majority in voting power of the votes cast by the holders of all of the shares of stock present or represented by proxy at the Special Meeting and voting affirmatively or negatively thereon. Abstentions, if any, with respect to this proposal will have the effect of a vote against this Proposal 2. Broker non-votes, if any, with respect to this Proposal 2 will have no effect.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING IN ORDER TO SOLICIT ADDITIONAL PROXIES.

STOCK OWNERSHIP AND REPORTING

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of February 29, 2024 by:

•	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our Common Stock;

•	each of our named executive officers;

•	each of our current directors; and

•	all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our Common Stock. Shares of our Common Stock subject to options that are currently exercisable or exercisable within 60 days after [_________], 2024 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person, but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, to our knowledge, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our Common Stock beneficially owned by them, subject to community property laws, where applicable. The inclusion herein of any shares as beneficially owned does not constitute an admission of beneficial ownership.

The column entitled “Percentage of Shares Beneficially Owned” is based on a total of 14,516,170 shares of our Common Stock outstanding as of February 29, 2024. Except as otherwise set forth below, the address of the beneficial owner is c/o Merrimack Pharmaceuticals, Inc., One Broadway, 14th Floor, Cambridge, MA 02142. Beneficial ownership representing less than one percent of our outstanding Common Stock as of February 29, 2024 is denoted with an “*.”

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders
Western Standard, LLC (1)(3)	2,269,608	15.57%
Newtyn Management, LLC (2)(3)	1,873,694	12.91%
BlackRock, Inc.(4)	740,660	5.10%
Named Executive Officers and Directors and Director Nominees
Gary L. Crocker (5)	226,796	1.55%
Eric D. Andersen (3)(6)	2,268,608	15.57%
Noah G. Levy (3)(7)	1,873,694	12.91%
Ulrik B. Nielsen (8)	108,889	*
Ana Radeljevic (9)	18,156	*

All executive officers and directors as a group (5 persons) (10)	4,496,143	30.60%

(1)

Based on information provided in a Form 4 filed on December 28, 2023 and a Schedule 13D/A filed on December 13, 2023 by Western Standard, LLC (“Western Standard”) with respect to the following reporting persons: Western Standard and Eric D. Andersen. The address of each of the reporting persons is 5757 Wilshire Blvd, Suite 636, Los Angeles, CA 90036. Western Standard is the general partner and investment manager to Western Standard Partners, LP (“WSP LP”) and Western Standard Partners QP, LP (“WSP QP LP” and together with WSP LP, the “WSP Funds”). Western Standard, WSP LP, WSP QP LP

and Mr. Andersen are hereinafter collectively referred to as the “Western Standard Parties.” Mr. Andersen is the managing member of Western Standard and is the portfolio manager to the WSP Funds. Western Standard reports that it holds sole voting power and sole dispositive power with respect to 2,269,608 shares of Common Stock. Mr. Andersen reports that he holds sole voting power and sole dispositive power with respect to 2,269,608 shares of Common Stock as the manager of Western Standard. Mr. Andersen, a member of our Board of Directors, disclaims beneficial ownership of all shares held by Western Standard, except to the extent of his pecuniary interest therein.
(2)

Based on information provided on a Schedule 13D/A filed on January 25, 2023 by Newtyn Management, LLC (“Newtyn Management”) with respect to the following reporting persons: Newtyn Management, Noah G. Levy, Newtyn Partners, LP (“Newtyn Partners”), Newtyn TE Partners, LLC (“Newtyn TE”), Newtyn Capital Partners, LP (“NCP”) (Newtyn TE and NCP collectively the “Newtyn Funds”) and Ledo Capital, LLC (“Ledo”) (collectively, the “Newtyn Parties”). The address of each of the reporting persons is 60 East 42nd Street, 9th Floor, New York, New York 10165. Mr. Levy is the managing member of Newtyn Management and Ledo, and is the portfolio manager to the Newtyn Funds. NCP is the general partner of the Newtyn Funds, and Ledo is the general partner of NCP. Newtyn Management reports that it holds sole voting power and sole dispositive power with respect to 1,873,694 shares of Common Stock. Mr. Levy reports that he holds sole voting power and sole dispositive power with respect to 1,873,694 shares of Common Stock. Mr. Levy, a member of our Board of Directors, disclaims beneficial ownership of all shares held by Newtyn Management, except to the extent of his pecuniary interest therein.

(3)

As a result of an agreement among the persons listed below to vote their respective shares of Common Stock jointly (the “Cooperation Agreement”), such persons have formed a “group” under Section 13(d)(1) of the Exchange Act (the “13D Group”). The 13D Group includes the Western Standard Parties and the Newtyn Parties. As a member of the 13D Group, each Western Standard Party would be deemed to beneficially own the aggregate amount of the Common Stock that each of the 13D Group members beneficially owns, in which case it or he would be deemed to beneficially own 4,143,202 shares of Common Stock. However, none of the Western Standard parties have the ability to direct the acquisition or disposition or, except through the Cooperation Agreement, voting of the securities held by Newtyn Parties, and none of the Newtyn Parties have the ability to direct the acquisition or disposition or, except through the Cooperation Agreement, voting of the securities held by the Western Standard Parties. As members of the 13D Group, the combined holdings of the Western Standard Parties and the Newtyn Parties would result in each Western Standard Party and each Newtyn Party having voting power equivalent to a combined beneficial ownership of 4,143,202 shares of Common Stock or 28.54% of our outstanding Common Stock for voting purposes. Each Western Standard Party and each Newtyn Party disclaims beneficial ownership of the shares beneficially owned by the 13D Group except to the extent of its or his pecuniary interest therein, if any, and this report shall not be deemed an admission that it or he is the beneficial owner of such shares.

(4)

Based on information filed on a Schedule 13G filed on January 31, 2024 by BlackRock, Inc. on behalf of itself and its subsidiaries as follows: (i) BlackRock Advisors, LLC, (ii) BlackRock Fund Advisors, (iii) BlackRock Institutional Trust Company, National Association, (iv) BlackRock Financial Management, Inc., and (v) BlackRock Investment Management, LLC.

(5)

Consists of (i) 135,105 shares of Common Stock held by Crocker Family Investments, LLC, over which Mr. Crocker is the Managing Member, and (ii) 91,691 shares of Common Stock underlying options that are exercisable as of April 1, 2024.

(6)

Consists of the shares described in Note 2 above. Mr. Andersen, a member of our Board of Directors, is the managing member of Western Standard and may be deemed the indirect beneficial owner of such shares. Mr. Andersen disclaims beneficial ownership over such shares, except to the extent of his pecuniary interest therein.

(7)

Consists of the shares described in Note 3 above. Mr. Levy, a member of our Board of Directors, is the managing member of Newtyn Management and may be deemed the indirect beneficial owner of such shares. Mr. Levy disclaims beneficial ownership over such shares, except to the extent of his pecuniary interest therein.

(8)	Consists of (i) 36,968 shares of Common Stock and (ii) 71,991 shares of Common Stock underlying options that are exercisable as of April 1, 2024.
(9)	Consists of (i) 4,156 shares of Common Stock and (ii) 14,000 shares of Common Stock underlying options that are exercisable as of April 1, 2024.
(10)	Includes 4,318,461 shares of Common Stock and 177,682 shares of Common Stock underlying options that are exercisable as of April 1, 2024.

OTHER MATTERS

Our Board of Directors does not know of any other matters that may come before the Special Meeting. However, if any other matters are properly presented to the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

Solicitation of Proxies

This proxy is solicited on behalf of our Board of Directors. We will bear the expenses connected with this proxy solicitation. We expect to pay banks, brokers and other nominees their reasonable expenses for forwarding proxy materials and annual reports to principals and obtaining their voting instructions. In addition to the use of the mails, our directors and our sole executive officer may, without additional remuneration, solicit proxies in person or by telephone, facsimile, electronic mail, Internet and text messaging.

Householding of Special Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of either document to any stockholder upon request submitted in writing to us at Merrimack Pharmaceuticals, Inc., One Broadway, 14th Floor, Cambridge, MA 02142, Attention: Corporate Secretary, or by calling (617) 720-8606. Any stockholder who wants to receive separate copies of the annual report and proxy statement in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker or other nominee record holder, or contact us at the above address or phone number.

Stockholder Proposals for 2024 Annual Meeting

We do not intend to hold future annual meetings of stockholders if the Dissolution Proposal is approved, and the Certificate of Dissolution is filed with the Delaware Secretary of State. However, if we hold our 2024 Annual Meeting, then any stockholders who wish to present proposals for inclusion in the proxy materials to be distributed in connection with our 2024 Annual Meeting must have submitted their proposals no later than [___________] in order to be considered for inclusion in our proxy statement and form of proxy; provided, however, that in the event the 2024 Annual Meeting is changed by more than thirty (30) days from the anniversary date of the immediately preceding Annual Meeting of Stockholders (the “Anniversary Date”), a stockholder must have submitted such proposals within a reasonable time before the Company begins to print and send its proxy materials. We will announce the date of our 2024 Annual Meeting if such meeting is called. Pursuant to the rules promulgated by the SEC, simply submitting a proposal does not guarantee that it will be included. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: Merrimack Pharmaceuticals, Inc., One Broadway, 14th Floor, Cambridge, MA 02142, Attn: Corporate Secretary.

For our 2024 Annual Meeting of Stockholders, a stockholder’s notice or nomination shall be timely received by the Company at our principal executive office no later than [__________] and no earlier than [___________]; provided, however, that in the event the 2024 Annual Meeting is scheduled to be held on a date more than twenty (20) days before the Anniversary Date or more than sixty (60) days after the Anniversary Date, a stockholder’s notice or nomination shall be timely if received by the Company at our principal executive office not earlier than the close of business on the one hundred twentieth (120th) day prior to such Annual Meeting and not later than the close of business on the later of (i) the ninetieth (90th) day prior to the scheduled date of such Annual Meeting; and (ii) the tenth (10th) day following the day on which notice of the date of the 2024 Annual Meeting of Stockholders was mailed or public disclosure of the date of the 2024 Annual Meeting of Stockholders was made, whichever occurs first. Proxies solicited by our Board will confer discretionary voting authority with respect to these proposals or nominations, subject to the SEC’s rules and regulations governing the exercise of this authority. Any such proposal or nomination shall be mailed to: Merrimack Pharmaceuticals, Inc., One Broadway, 14th Floor, Cambridge, MA 02142, Attn: Corporate Secretary.

Further, if you intend to nominate a director and solicit proxies in support of such director nominee(s) at the 2024 Annual Meeting of Stockholders, you must also provide the notice and additional information required by Rule 14a-19 to: Merrimack Pharmaceuticals, Inc., One Broadway, 14th Floor, Cambridge, MA 02142, Attn: Corporate Secretary, no later than [__________]. This deadline under Rule 14a-19 does not supersede any of the timing requirements for advance notice under our by-laws. The supplemental notice and information required under Rule 14a-19 is in addition to the applicable advance notice requirements under our by-laws as described in this section and it shall not extend any such deadline set forth under our by-laws.

APPENDIX A

PLAN OF LIQUIDATION AND DISSOLUTION

OF

MERRIMACK PHARMACEUTICALS, INC.

The following Plan of Liquidation and Dissolution (the “Plan of Dissolution”), dated as of [__________], shall effect the dissolution and complete liquidation of Merrimack Pharmaceuticals, Inc., a Delaware corporation (the “Company”), in accordance with Section 275 and Section 281(b) of the Delaware General Corporation Law (the “DGCL”). The following Plan of Dissolution is intended to comply with the requirements of the Internal Revenue Code of 1986, as amended, (the “Code”) and the regulations thereunder.

1. Adoption of Plan. The board of directors of the Company (the “Board of Directors”) has adopted resolutions deeming it advisable and in the best interest of the stockholders of the Company to dissolve and liquidate the Company and adopt the Plan of Dissolution, and will solicit approval of the holders of the Company’s capital stock (the “Capital Stock”) to approve at a special meeting of stockholders the voluntary liquidation and dissolution of the Company, adopt the Plan of Dissolution and ratify the Company’s actions taken to date on the Plan of Dissolution. If stockholders holding a majority of the voting power of the outstanding shares of Capital Stock (the “Requisite Holders”) vote in favor of the proposed liquidation and dissolution of the Company and the adoption of the Plan of Dissolution, the Plan of Dissolution shall constitute the adopted Plan of Dissolution of the Company as of the date of the approval by the Requisite Holders (the “Approval Date”).

2. Cessation of Business Activities. After the Effective Date (as defined below) and in accordance with Section 278 of the DGCL, the Company shall not engage in any business activities except for the purpose of winding up and liquidating its business and affairs, including, but not limited to, prosecuting and defending suits, whether civil, criminal or administrative, by or against the Company, collecting its assets, converting its assets into cash or cash equivalents, discharging or making provision for discharging its liabilities, withdrawing from all jurisdictions in which it is qualified to do business, distributing its remaining property among its stockholders according to their interests, and doing every other act necessary to wind up and liquidate its business and affairs, but not for the purpose of continuing the business for which the Company was organized.

3. Certificate of Dissolution. After the Approval Date, the officers of the Company shall obtain any certificates required from the Delaware tax authorities and, upon obtaining such certificates and paying such taxes as may be owing, and securing the necessary stockholder approvals, the Company shall, at such time as determined by the Board of Directors in its sole discretion, file with the Secretary of State of the State of Delaware a certificate of dissolution (the “Certificate of Dissolution”) in accordance with the DGCL specifying the date upon which the Certificate of Dissolution will become effective (the “Effective Date”).

4. Liquidation Process. From and after the Effective Date and subject to the provisions hereof, the Company shall complete the following corporate actions:

a. Sale of All or Substantially All of the Non-Cash Assets. The Company shall determine whether and when to collect, sell, exchange, distribute, or otherwise dispose of all or substantially all of its non-cash assets and property, including but not limited to all tangible property, intellectual property and other intangible property, in one or more transactions upon such terms and conditions as the Company, in its absolute discretion, deems expedient and in the best interests of our stockholders, without any further vote or action by the Company’s stockholders. The Company’s non-cash assets and property may be sold or transferred in one transaction or in several transactions to one or more buyers. The Company shall not be required to obtain appraisals, fairness opinions or other third-party opinions as to the value of its assets and property in connection with the liquidation. In connection with such collection, sale, exchange and other disposition, the Company shall collect or make provision for the collection of all accounts receivable, debts and claims owing to the Company.

b. Liquidation of Assets. The Company shall determine whether and when to transfer the Company’s assets and property to a liquidating trust (established pursuant to Section 6 hereof).

c. Payment Obligations. The Company shall (i) pay or make reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured contractual claims known to the Company, (ii) make such provisions as will be reasonably likely to be sufficient to provide compensation for any claim against the Company which is the subject of a pending action, suit or proceeding to which the Company is a party, and (iii) make such provision as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the Company or that have not arisen but that, based on facts known to the Company or successor entity, are likely to arise or to become known to the Company or successor entity within ten (10) years after the Effective Date. Such claims shall be paid as required by applicable law. If there are insufficient assets of the Company, such claims and obligations of the Company shall be paid or provided for in accordance with their priority and, among claims of equal priority, ratably to the extent of assets of the Company legally available therefor. If and to the extent deemed necessary, appropriate or desirable by the Company or the Trustees (as defined in Section 6 below), in their absolute discretion, the Company may establish and set aside a reasonable amount of cash and/or property (the “Contingency Reserve”) to satisfy such claims and obligations against the Company, including, without limitation, tax obligations, and all expenses related to the sale of the Company’s assets and property, all expenses related to the collection and defense of the Company’s assets and property, and the liquidation and dissolution provided for in this Plan.

d. Distributions to Stockholders. Any assets of the Company remaining after the payment of claims or the provision for payment of claims and obligations of the Company as provided in Section 4(c) above shall be distributed by the Company pro rata to its stockholders. Such distribution may occur all at once or in a series of distributions and shall be in cash or assets, in such amounts, and at such time or times, as the Board of Directors or the Trustees, in their absolute discretion, may determine. Notwithstanding anything contained herein to the contrary, the Board, in its sole discretion, may opt to dissolve and wind-up the Company in accordance with the procedures set forth in Section 280 and 281(a) of the DGCL.

5. Cancellation of Capital Stock. The distributions to stockholders pursuant to Section 4 (the “Liquidating Distribution”) shall be in complete redemption and cancellation of all of the outstanding shares of Capital Stock as of the termination of the Company’s legal existence in accordance with Section 278 of the DGCL. As a condition to receipt of any Liquidating Distribution, the Board of Directors or the Trustees, in their absolute discretion, may require the stockholders to (i) surrender their certificates evidencing the Capital Stock to the Company or its agents for recording of such distributions thereon, or (ii) furnish the Company with evidence satisfactory to the Board of Directors or the Trustees of the loss, theft or destruction of their certificates evidencing the Capital Stock, together with such surety bond or other security or indemnity as may be required by and satisfactory to the Board of Directors or the Trustees. The Board of Directors, in its absolute discretion, may direct that the Company’s stock transfer books be closed and recording of transfers of Capital Stock discontinued as of the Effective Date (the “Record Date”), and thereafter shares of Capital Stock will not be assignable or transferable on the books of the Company except by will, intestate succession or operation of law.

6. Liquidating Trust. If deemed necessary, appropriate or desirable by the Board of Directors, in its absolute discretion, in furtherance of the liquidation and distribution of the Company’s assets to the stockholders in accordance with the provisions hereof, as a final Liquidating Distribution or from time to time, the Company may transfer any assets of the Company, including cash, intended for distribution to creditors and stockholders not disposed of at the time of dissolution of the Company, including the Contingency Reserve, to a liquidating trust (which may be either a statutory trust or a common law trust (the “Trust”) for the benefit of the stockholders. The Board of Directors is hereby authorized to appoint one or more individuals, corporations, partnerships or other persons, or any combination thereof, including, without limitation, any one or more officers, directors, employees, agents or representatives of the Company, to act as the initial trustee or trustees of the Trust or in such other capacities as the Board of Directors may determine. Any Trust shall succeed to all right, title and interest of the Company of any kind and character with respect to such transferred assets and, to the extent of the assets so transferred shall assume all of the claims and obligations of the Company as provided in Section 4(b) hereof, including, without limitation, any unsatisfied claims and unknown or contingent liabilities. Further, any conveyance of assets to the Trust shall be deemed to be a distribution of assets and property by the Company to the stockholders for the purposes of Section 4(d) of this Plan. Any such conveyance to the Trustees shall be treated for U.S federal and state income tax purposes as if the Company made such distribution to the stockholders and the assets conveyed shall be held in trust for the stockholders of the Company. The Company, subject to this Section 6 and as authorized by the Board of Directors, in its absolute discretion, may enter into a liquidating trust agreement with the Trust or other persons on such terms and conditions as the Board of Directors, in its absolute discretion, may deem necessary, appropriate or desirable. Adoption of the Plan of Dissolution by holders of a majority of the outstanding shares of Capital Stock shall constitute the approval of the stockholders of any such appointment, any such liquidating trust agreement and any transfer of assets by the Company to the Trust as their act and as a part hereof as if herein written.

7. Abandoned Property. If any Liquidating Distribution to a stockholder cannot be made, whether because the stockholder cannot be located, has not surrendered its certificates evidencing the Capital Stock as required hereunder or for any other reason, then the distribution to which such stockholder is entitled (unless transferred to the Trust established pursuant to Section 6) shall be transferred, at such time as the final Liquidating Distribution is made by the Company, to the extent permitted by law, to the official of such state or other jurisdiction authorized by applicable law to receive the proceeds of such distribution. The proceeds of such distribution shall thereafter be held solely for the benefit of and for ultimate distribution to such stockholder as the sole equitable owner thereof and shall be treated as abandoned property and escheat to the applicable state or other jurisdiction in accordance with applicable law. In no event shall the proceeds of any such distribution revert to or become the property of the Company.

8. Stockholder Consent to Sale of Assets. Approval of the proposed dissolution and adoption of the Plan of Dissolution by the Requisite Holders shall constitute the approval of the stockholders of the Company of the dissolution of the Company and the sale, exchange or other disposition in liquidation of all or substantially all of the assets and property of the Company pursuant to the terms hereof, whether such sale, exchange or other disposition occurs in one transaction or a series of transactions, and shall constitute ratification of all contracts for sale, exchange or other disposition which are conditioned on adoption of the Plan of Dissolution.

9. Expenses of Dissolution. In connection with and for the purposes of implementing and assuring completion of the Plan of Dissolution, the Company may, in the absolute discretion of the Board of Directors, pay any brokerage, agency, professional, legal and other fees and expenses of persons rendering services to the Company in connection with the collection, sale, exchange or other disposition of the Company’s assets and property and the implementation of the Plan of Dissolution. Adoption of the Plan of Dissolution shall constitute approval of such payments by the stockholders of the Company.

10. Employees and Independent Contractors. In connection with effecting the dissolution of the Company and for the purpose of implementing and assuring completion of the Plan of Dissolution, the Company may, in the absolute discretion of the Board of Directors, hire employees and retain independent contractors and agents as the Board of Directors deems necessary or desirable to supervise the liquidation and dissolution. The Company may, in the absolute discretion of the Board of Directors, but subject to applicable legal and regulatory requirements, pay the Company’s officers, directors, employees, independent contractors, agents and representatives, or any of them, compensation or additional compensation above their regular compensation, in money or other property, as severance, bonus, or in any other form, in recognition of the extraordinary efforts they, or any of them, will be required to undertake, or actually undertake, or otherwise necessary to retain the services of any of them, in connection with the implementation of the Plan of Dissolution. Adoption of the Plan of Dissolution shall constitute approval of any such compensation by the stockholders of the Company.

11. Indemnification. The Company shall continue to indemnify its officers, directors, employees, independent contractors and agents to the maximum extent specified under existing agreements and in accordance with applicable law, its certificate of incorporation and bylaws and any contractual arrangements, for actions taken in connection with the Plan of Dissolution and the winding up of the affairs of the Company and shall indemnify the trustee or trustees of the Trust and its agents on similar terms. The Company’s obligation to indemnify such persons may also be satisfied out of the assets of the Trust. The Board of Directors and the trustee or trustees of the Trust, in their absolute discretion, are authorized to obtain and maintain insurance for the benefit of such officers, directors, employees, independent contractors, agents and the trustee or trustees of the Trust to the extent permitted by law and as may be necessary or appropriate to cover the Company’s obligations hereunder, including seeking an extension in time and coverage of the Company’s insurance policies currently in effect.

12. Intent to Completely Liquidate. This Plan of Dissolution is intended to accomplish the complete liquidation and dissolution of the Company in accordance with Section 331 of the Code and the regulations thereunder. This Plan of Dissolution shall be deemed to authorize the taking of such action as may be necessary to conform with the relevant provisions of the Code, including Section 331 of the Code, and the regulations thereunder. The officers of the Company shall be authorized to cause the Company to make such elections for tax purposes as are deemed appropriate and in the best interest of the Company.

13. Internal Revenue Service Filings. Within thirty (30) days after the Effective Date, the Company shall file Form 966 with the appropriate Internal Revenue Service Center, together with a certified copy of the resolutions adopting this Plan of Dissolution. Additionally, the Company shall file such additional forms and reports with the Internal Revenue Service as may be necessary or appropriate in connection with this Plan of Dissolution and the carrying out thereof.

14. Amendment, Modification or Abandonment of Plan. If for any reason the Board of Directors determines that such action would be in the best interest of the Company, the Board of Directors may, in its sole discretion and without requiring further stockholder approval, revoke, amend or modify the Plan of Dissolution and all action contemplated thereunder, to the extent permitted by the DGCL. The Board of Directors may not amend or modify the Plan of Dissolution under circumstances that would require additional stockholder approval under the DGCL without complying with the DGCL. Upon the revocation or abandonment of the Plan of Dissolution, the Plan of Dissolution shall be void.

15. Power of Board of Directors and Officers. The Board of Directors is hereby authorized, without further action by the Company’s stockholders, to do and perform, or cause the officers of the Company, subject to approval of the Board of Directors, to do and perform, any and all acts, and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates and other documents of every kind that are deemed necessary, appropriate or desirable, in the absolute discretion of the Board of Directors, to implement the Plan of Dissolution and the transactions contemplated hereby, including, without limitation, all filings or acts required by any state or Federal law or regulation to wind up its affairs.

Appendix B

Sections 275 through 283 of the DGCL

§ 275. Dissolution generally; procedure.

(a) If it should be deemed advisable in the judgment of the board of directors of any corporation that it should be dissolved, the board, after the adoption of a resolution to that effect by a majority of the whole board at any meeting called for that purpose, shall cause notice of the adoption of the resolution and of a meeting of stockholders to take action upon the resolution to be given to each stockholder entitled to vote thereon as of the record date for determining the stockholders entitled to notice of the meeting.

(b) At the meeting a vote shall be taken upon the proposed dissolution. If a majority of the outstanding stock of the corporation entitled to vote thereon shall vote for the proposed dissolution, a certification of dissolution shall be filed with the Secretary of State pursuant to subsection (d) of this section.

(c) Dissolution of a corporation may also be authorized without action of the directors if all the stockholders entitled to vote thereon shall consent in writing and a certificate of dissolution shall be filed with the Secretary of State pursuant to subsection (d) of this section.

(d) If dissolution is authorized in accordance with this section, a certificate of dissolution shall be executed, acknowledged and filed, and shall become effective, in accordance with § 103 of this title. Such certificate of dissolution shall set forth:

(1) The name of the corporation;

(2) The date dissolution was authorized;

(3) That the dissolution has been authorized by the board of directors and stockholders of the corporation, in accordance with subsections (a) and (b) of this section, or that the dissolution has been authorized by all of the stockholders of the corporation entitled to vote on a dissolution, in accordance with subsection (c) of this section;

(4) The names and addresses of the directors and officers of the corporation; and

(5) The date of filing of the corporation’s original certificate of incorporation with the Secretary of State.

(e) The resolution authorizing a proposed dissolution may provide that notwithstanding authorization or consent to the proposed dissolution by the stockholders, or the members of a nonstock corporation pursuant to § 276 of this title, the board of directors or governing body may abandon such proposed dissolution without further action by the stockholders or members.

(f) If a corporation has included in its certificate of incorporation a provision limiting the duration of its existence to a specified date in accordance with § 102(b)(5) of this title, a certificate of dissolution shall be executed, acknowledged and filed in accordance with § 103 of this title within 90 days before such specified date and shall become effective on such specified date. Such certificate of dissolution shall set forth:

(1) The name of the corporation;

(2) The date specified in the corporation’s certificate of incorporation limiting the duration of its existence;

(3) The names and addresses of the directors and officers of the corporation; and

(4) The date of filing of the corporation’s original certificate of incorporation with the Secretary of State.

The failure to timely file a certificate of dissolution pursuant to this subsection with respect to any corporation shall not affect the expiration of such corporation’s existence on the date specified in its certificate of incorporation pursuant to § 102(b)(5) of this title and shall not eliminate the requirement to file a certificate of dissolution as contemplated by this subsection. If a certificate of good standing is issued by the Secretary of State after the date specified in a corporation’s certificate of incorporation pursuant to § 102(b)(5) of this title, such certificate of good standing shall be of no force or effect.

(g) A corporation shall be dissolved upon the earlier of:

(1) The date specified in such corporation’s certificate of incorporation pursuant to § 102(b)(5) of this title; or

(2) The effectiveness in accordance with § 103 of this title of a certificate of dissolution filed in accordance with this section.

§ 276. Dissolution of nonstock corporation; procedure.

(a) Whenever it shall be desired to dissolve any nonstock corporation, the governing body shall perform all the acts necessary for dissolution which are required by § 275 of this title to be performed by the board of directors of a corporation having capital stock. If any members of a nonstock corporation are entitled to vote for the election of members of its governing body or are entitled to vote for dissolution under the certificate of incorporation or the bylaws of such corporation, such members shall perform all the acts necessary for dissolution which are contemplated by § 275 of this title to be performed by the stockholders of a corporation having capital stock, including dissolution without action of the members of the governing body if all the members of the corporation entitled to vote thereon shall consent in writing and a certificate of dissolution shall be filed with the Secretary of State pursuant to § 275(d) of this title. If there is no member entitled to vote thereon, the dissolution of the corporation shall be authorized at a meeting of the governing body, upon the adoption of a resolution to dissolve by the vote of a majority of members of its governing body then in office. In all other respects, the method and proceedings for the dissolution of a nonstock corporation shall conform as nearly as may be to the proceedings prescribed by § 275 of this title for the dissolution of corporations having capital stock.

(b) If a nonstock corporation has not commenced the business for which the corporation was organized, a majority of the governing body or, if none, a majority of the incorporators may surrender all of the corporation rights and franchises by filing in the office of the Secretary of State a certificate, executed and acknowledged by a majority of the incorporators or governing body, conforming as nearly as may be to the certificate prescribed by § 274 of this title.

(c) If a nonstock corporation has included in its certificate of incorporation a provision limiting the duration of its existence to a specified date in accordance with § 102(b)(5) of this title, a certificate of dissolution shall be executed, acknowledged and filed in accordance with § 103 of this title within 90 days before such specified date and shall become effective on such specified date. Such certificate of dissolution shall include the information required by § 275(f) of this title. The failure to timely file a certificate of dissolution pursuant to this subsection with respect to any nonstock corporation shall not affect the expiration of such corporation’s existence on the date specified in its certificate of incorporation pursuant to § 102(b)(5) of this title and shall not eliminate the requirement to file a certificate of dissolution as contemplated by this subsection. If a certificate of good standing is issued by the Secretary of State after the date specified in a nonstock corporation’s certificate of incorporation pursuant to § 102(b)(5) of this title, such certificate of good standing shall be of no force or effect.

§ 277. Payment of franchise taxes before dissolution, merger, transfer or conversion.

No corporation shall be dissolved, merged, transferred (without continuing its existence as a corporation of this State) or converted under this chapter until:

(1) All franchise taxes due to or assessable by the State including all franchise taxes due or which would be due or assessable for the entire calendar month during which such dissolution, merger, transfer or conversion becomes effective have been paid by the corporation; and

(2) All annual franchise tax reports including a final annual franchise tax report for the year in which such dissolution, merger, transfer or conversion becomes effective have been filed by the corporation;

notwithstanding the foregoing, if the Secretary of State certifies that an instrument to effect a dissolution, merger, transfer or conversion has been filed in the Secretary of State’s office, such corporation shall be dissolved, merged, transferred or converted at the effective time of such instrument.

§ 278. Continuation of corporation after dissolution for purposes of suit and winding up affairs.

All corporations, whether they expire by their own limitation or are otherwise dissolved, shall nevertheless be continued, for the term of 3 years from such expiration or dissolution or for such longer period as the Court of Chancery shall in its discretion direct, bodies corporate for the purpose of prosecuting and defending suits, whether civil, criminal or administrative, by or against them, and of enabling them gradually to settle and close their business, to dispose of and convey their property, to discharge their liabilities and to distribute to their stockholders any remaining assets, but not for the purpose of continuing the business for which the corporation was organized. With respect to any action, suit or proceeding begun by or against the corporation either prior to or within 3 years after the date of its expiration or dissolution, the action shall not abate by reason of the dissolution of the corporation; the corporation shall, solely for the purpose of such action, suit or proceeding, be continued as a body corporate beyond the 3-year period and until any judgments, orders or decrees therein shall be fully executed, without the necessity for any special direction to that effect by the Court of Chancery.

Sections 279 through 282 of this title shall apply to any corporation that has expired by its own limitation, and when so applied, all references in those sections to a dissolved corporation or dissolution shall include a corporation that has expired by its own limitation and to such expiration, respectively.

§ 279. Trustees or receivers for dissolved corporations; appointment; powers; duties.

When any corporation organized under this chapter shall be dissolved in any manner whatever, the Court of Chancery, on application of any creditor, stockholder or director of the corporation, or any other person who shows good cause therefor, at any time, may either appoint 1 or more of the directors of the corporation to be trustees, or appoint 1 or more persons to be receivers, of and for the corporation, to take charge of the corporation’s property, and to collect the debts and property due and belonging to the corporation, with power to prosecute and defend, in the name of the corporation, or otherwise, all such suits as may be necessary or proper for the purposes aforesaid, and to appoint an agent or agents under them, and to do all other acts which might be done by the corporation, if in being, that may be necessary for the final settlement of the unfinished business of the corporation. The powers of the trustees or receivers may be continued as long as the Court of Chancery shall think necessary for the purposes aforesaid.

§ 280. Notice to claimants; filing of claims.

(a) (1) After a corporation has been dissolved in accordance with the procedures set forth in this chapter, the corporation or any successor entity may give notice of the dissolution, requiring all persons having a claim against the corporation other than a claim against the corporation in a pending action, suit or proceeding to which the corporation is a party to present their claims against the corporation in accordance with such notice. Such notice shall state:

a. That all such claims must be presented in writing and must contain sufficient information reasonably to inform the corporation or successor entity of the identity of the claimant and the substance of the claim;

b. The mailing address to which such a claim must be sent;

c. The date by which such a claim must be received by the corporation or successor entity, which date shall be no earlier than 60 days from the date thereof; and

d. That such claim will be barred if not received by the date referred to in paragraph (a)(1)c. of this section; and

e. That the corporation or a successor entity may make distributions to other claimants and the corporation’s stockholders or persons interested as having been such without further notice to the claimant; and

f. The aggregate amount, on an annual basis, of all distributions made by the corporation to its stockholders for each of the 3 years prior to the date the corporation dissolved.

Such notice shall also be published at least once a week for 2 consecutive weeks in a newspaper of general circulation in the county in which the office of the corporation’s last registered agent in this State is located and in the corporation’s principal place of business and, in the case of a corporation having $10,000,000 or more in total assets at the time of its dissolution, at least once in all editions of a daily newspaper with a national circulation. On or before the date of the first publication of such notice, the corporation or successor entity shall mail a copy of such notice by certified or registered mail, return receipt requested, to each known claimant of the corporation including persons with claims asserted against the corporation in a pending action, suit or proceeding to which the corporation is a party.

(2) Any claim against the corporation required to be presented pursuant to this subsection is barred if a claimant who was given actual notice under this subsection does not present the claim to the dissolved corporation or successor entity by the date referred to in paragraph (a)(1)c. of this section.

(3) A corporation or successor entity may reject, in whole or in part, any claim made by a claimant pursuant to this subsection by mailing notice of such rejection by certified or registered mail, return receipt requested, to the claimant within 90 days after receipt of such claim and, in all events, at least 150 days before the expiration of the period described in § 278 of this title; provided however, that in the case of a claim filed pursuant to § 295 of this title against a corporation or successor entity for which a receiver or trustee has been appointed by the Court of Chancery the time period shall be as provided in § 296 of this title, and the 30-day appeal period provided for in § 296 of this title shall be applicable. A notice sent by a corporation or successor entity pursuant to this subsection shall state that any claim rejected therein will be barred if an action, suit or proceeding with respect to the claim is not commenced within 120 days of the date thereof, and shall be accompanied by a copy of §§ 278-283 of this title and, in the case of a notice sent by a court- appointed receiver or trustee and as to which a claim has been filed pursuant to § 295 of this title, copies of §§ 295 and 296 of this title.

(4) A claim against a corporation is barred if a claimant whose claim is rejected pursuant to paragraph (a)(3) of this section does not commence an action, suit or proceeding with respect to the claim no later than 120 days after the mailing of the rejection notice.

(b) (1) A corporation or successor entity electing to follow the procedures described in subsection (a) of this section shall also give notice of the dissolution of the corporation to persons with contractual claims contingent upon the occurrence or nonoccurrence of future events or otherwise conditional or unmatured, and request that such persons present such claims in accordance with the terms of such notice. Provided however, that as used in this section and in § 281 of this title, the term “contractual claims” shall not include any implied warranty as to any product manufactured, sold, distributed or handled by the dissolved corporation. Such notice shall be in substantially the form, and sent and published in the same manner, as described in paragraph (a)(1) of this section.

(2) The corporation or successor entity shall offer any claimant on a contract whose claim is contingent, conditional or unmatured such security as the corporation or successor entity determines is sufficient to provide compensation to the claimant if the claim matures. The corporation or successor entity shall mail such offer to the claimant by certified or registered mail, return receipt requested, within 90 days of receipt of such claim and, in all events, at least 150 days before the expiration of the period described in § 278 of this title. If the claimant offered such security does not deliver in writing to the corporation or successor entity a notice rejecting the offer within 120 days after receipt of such offer for security, the claimant shall be deemed to have accepted such security as the sole source from which to satisfy the claim against the corporation.

(c) (1) A corporation or successor entity which has given notice in accordance with subsection (a) of this section shall petition the Court of Chancery to determine the amount and form of security that will be reasonably likely to be sufficient to provide compensation for any claim against the corporation which is the subject of a pending action, suit or proceeding to which the corporation is a party other than a claim barred pursuant to subsection (a) of this section.

(2) A corporation or successor entity which has given notice in accordance with subsections (a) and (b) of this section shall petition the Court of Chancery to determine the amount and form of security that will be sufficient to provide compensation to any claimant who has rejected the offer for security made pursuant to paragraph (b)(2) of this section.

(3) A corporation or successor entity which has given notice in accordance with subsection (a) of this section shall petition the Court of Chancery to determine the amount and form of security which will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the corporation or that have not arisen but that, based on facts known to the corporation or successor entity, are likely to arise or to become known to the corporation or successor entity within 5 years after the date of dissolution or such longer period of time as the Court of Chancery may determine not to exceed 10 years after the date of dissolution. The Court of Chancery may appoint a guardian ad litem in respect of any such proceeding brought under this subsection. The reasonable fees and expenses of such guardian, including all reasonable expert witness fees, shall be paid by the petitioner in such proceeding.

(d) The giving of any notice or making of any offer pursuant to this section shall not revive any claim then barred or constitute acknowledgment by the corporation or successor entity that any person to whom such notice is sent is a proper claimant and shall not operate as a waiver of any defense or counterclaim in respect of any claim asserted by any person to whom such notice is sent.

(e) As used in this section, the term “successor entity” shall include any trust, receivership or other legal entity governed by the laws of this State to which the remaining assets and liabilities of a dissolved corporation are transferred and which exists solely for the purposes of prosecuting and defending suits, by or against the dissolved corporation, enabling the dissolved corporation to settle and close the business of the dissolved corporation, to dispose of and convey the property of the dissolved corporation, to discharge the liabilities of the dissolved corporation and to distribute to the dissolved corporation’s stockholders any remaining assets, but not for the purpose of continuing the business for which the dissolved corporation was organized.

(f) The time periods and notice requirements of this section shall, in the case of a corporation or successor entity for which a receiver or trustee has been appointed by the Court of Chancery, be subject to variation by, or in the manner provided in, the Rules of the Court of Chancery.

(g) In the case of a nonstock corporation, any notice referred to in the last sentence of paragraph (a)(3) of this section shall include a copy of § 114 of this title. In the case of a nonprofit nonstock corporation, provisions of this section regarding distributions to members shall not apply to the extent that those provisions conflict with any other applicable law or with that corporation’s certificate of incorporation or bylaws.

§ 281. Payment and distribution to claimants and stockholders.

(a) A dissolved corporation or successor entity which has followed the procedures described in § 280 of this title:

(1) Shall pay the claims made and not rejected in accordance with § 280(a) of this title,

(2) Shall post the security offered and not rejected pursuant to § 280(b)(2) of this title,

(3) Shall post any security ordered by the Court of Chancery in any proceeding under § 280(c) of this title, and

(4) Shall pay or make provision for all other claims that are mature, known and uncontested or that have been finally determined to be owing by the corporation or such successor entity.

Such claims or obligations shall be paid in full and any such provision for payment shall be made in full if there are sufficient assets. If there are insufficient assets, such claims and obligations shall be paid or provided for according to their priority, and, among claims of equal priority, ratably to the extent of assets legally available therefor. Any remaining assets shall be distributed to the stockholders of the dissolved corporation; provided, however, that such distribution shall not be made before the expiration of 150 days from the date of the last notice of rejections given pursuant to § 280(a)(3) of this title. In the absence of actual fraud, the judgment of the directors of the dissolved corporation or the governing persons of such successor entity as to the provision made for the payment of all obligations under paragraph (a)(4) of this section shall be conclusive.

(b) A dissolved corporation or successor entity which has not followed the procedures described in § 280 of this title shall, prior to the expiration of the period described in § 278 of this title, adopt a plan of distribution pursuant to which the dissolved corporation or successor entity (i) shall pay or make reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured contractual claims known to the corporation or such successor entity, (ii) shall make such provision as will be reasonably likely to be sufficient to provide compensation for any claim against the corporation which is the subject of a pending action, suit or proceeding to which the corporation is a party and (iii) shall make such provision as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the corporation or that have not arisen but that, based on facts known to the corporation or successor entity, are likely to arise or to become known to the corporation or successor entity within 10 years after the date of dissolution. The plan of distribution shall provide that such claims shall be paid in full and any such provision for payment made shall be made in full if there are sufficient assets. If there are insufficient assets, such plan shall provide that such claims and obligations shall be paid or provided for according to their priority and, among claims of equal priority, ratably to the extent of assets legally available therefor. Any remaining assets shall be distributed to the stockholders of the dissolved corporation.

(c) Directors of a dissolved corporation or governing persons of a successor entity which has complied with subsection (a) or (b) of this section shall not be personally liable to the claimants of the dissolved corporation.

(d) As used in this section, the term “successor entity” has the meaning set forth in § 280(e) of this title.

(e) The term “priority,” as used in this section, does not refer either to the order of payments set forth in paragraph (a)(1)-(4) of this section or to the relative times at which any claims mature or are reduced to judgment.

(f) In the case of a nonprofit nonstock corporation, provisions of this section regarding distributions to members shall not apply to the extent that those provisions conflict with any other applicable law or with that corporation’s certificate of incorporation or bylaws.

§ 282. Liability of stockholders of dissolved corporations.

(a) A stockholder of a dissolved corporation the assets of which were distributed pursuant to § 281(a) or (b) of this title shall not be liable for any claim against the corporation in an amount in excess of such stockholder’s pro rata share of the claim or the amount so distributed to such stockholder, whichever is less.

(b) A stockholder of a dissolved corporation the assets of which were distributed pursuant to § 281(a) of this title shall not be liable for any claim against the corporation on which an action, suit or proceeding is not begun prior to the expiration of the period described in § 278 of this title.

(c) The aggregate liability of any stockholder of a dissolved corporation for claims against the dissolved corporation shall not exceed the amount distributed to such stockholder in dissolution.

§ 283. Jurisdiction.

The Court of Chancery shall have jurisdiction of any application prescribed in this subchapter and of all questions arising in the proceedings thereon, and may make such orders and decrees and issue injunctions therein as justice and equity shall require.

ENDORSEMENT LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 000001 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext C123456789 Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/MACK-SM or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/MACK-SM Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 1234 5678 9012 345 2024 Special Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proposals — The Board of Directors recommend a vote FOR Proposals 1 and 2. 1. To approve the liquidation and dissolution of the Company and the Plan of Liquidation and Dissolution (the “Plan of Dissolution”), which, if approved, will authorize the Company and the Board of Directors to liquidate and dissolve the Company (the “Dissolution”) in accordance with the Plan of Dissolution (the “Dissolution Proposal”); and; For Against Abstain 2. To approve one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Dissolution Proposal or in the absence of a quorum. For Against Abstain Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 1 — Please keep signature within the box. C 1234567890 J N T 1UPX 610323 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 03YI9A

The 2024 Special Meeting of Shareholders of Merrimack Pharmaceuticals, Inc. will be held on Friday, May 10, 2024 at 9:00 a.m. Eastern, virtually via the internet at www.meetnow.global/MX9GMCA. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important notice regarding the Internet availability of proxy materials for the Special Meeting of Stockholders. The material is available at: www.envisionreports.com/MACK-SM Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/MACK-SM IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. MERRIMACK PHARMACEUTICALS, INC. Notice of 2024 Special Meeting of Stockholders Proxy Solicited by Board of Directors for Special Meeting — May 10, 2024 Gary L. Crocker and Tim Surgenor, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders of Merrimack Pharmaceuticals, Inc. to be held on May 10, 2024 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR items 1 and 2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below.